EXECUTION COPY

                                                                                                                   AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

March 12, 2007

among

U-HAUL LEASING & SALES CO., U-HAUL CO. OF ARIZONA,
and
U-HAUL INTERNATIONAL, INC.,
as Borrowers

U-HAUL INTERNATIONAL, INC.,
as Servicer/Manager and Guarantor

and

MERRILL LYNCH COMMERCIAL FINANCE CORP.,
as Lender

(Aged Truck Revolving Loan Facility)

ARTICLE I
Definitions

ARTICLE II
The Loans

ARTICLE III
SECURITY

Section 3.01. Security Interest ............................................................................................. 13

Section 3.02. Release of Collateral ...................................................................................... 14

                                ARTICLE IV
SERVICING AND MAINTENANCE

                    ARTICLE V
FEES, INTEREST, ACCOUNTS, PAYMENTS, ETC.

-i-

(continued)

                                                Page

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

ARTICLE VII
CONDITIONS

Section 7.01. Effective Date ................................................................................................ 26

Section 7.02. Each Loan ...................................................................................................... 26

ARTICLE VIII
AFFIRMATIVE COVENANTS

-ii-

(continued)

ARTICLE IX
NEGATIVE COVENANTS

ARTICLE X
EVENTS OF DEFAULT

Section 10.01. Events of Default ........................................................................................... 32

Section 10.02. Consequences of an Event of Default ............................................................ 34

ARTICLE XI
RESERVED

Section 11.01. Reserved......................................................................................................... 34

                                ARTICLE XII
                    MISCELLANEOUS

-iii-

(continued)

                                                    Page

Section 12.13. Joint and Several Liability of Borrowers. ...................................................... 40

SCHEDULES:

Schedule 6.04 - Liabilities
Schedule 6.15 - Insurance

EXHIBITS:

Exhibit A Form of Assignment and Acceptance
Exhibit B Form of Guarantee Agreement
Exhibit C Form of Borrowing Request
Exhibit D Form of Borrowing Base Certificate
Exhibit E  Form of Monthly Settlement Report
Exhibit F Form of Note
Exhibit G Market Value
Exhibit H [Reserved]
Exhibit I [Reserved]
Exhibit J [Reserved]
Exhibit K Wire Instructions

ANNEXES

Annex I Eligibility Requirements

-iv-

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 12,
2007, (the “Agreement”) among U-HAUL LEASING & SALES CO., a Nevada corporation, as a
Borrower,  U-HAUL  CO.  OF  ARIZONA,  an  Arizona  corporation,  as  a  Borrower,  U-HAUL
INTERNATIONAL,  INC.,  a  Nevada  corporation,  as  a  Borrower,  as  Servicer/Manager  and  as
Guarantor, and MERRILL LYNCH COMMERCIAL FINANCE CORP., as Lender.

Recitals

WHEREAS, the parties hereto are party to a certain Credit Agreement, dated as of
June 28, 2005 (the “Original Credit Agreement”); and

WHEREAS,  the  parties  to  the  Original  Credit  Agreement  desire  to  amend  and restate the Original Credit Agreement to effect certain amendments thereto;

NOW, THEREFORE, the parties hereto agree as follows:

                                        ARTICLE I

Definitions

Section 1.01. Defined  Terms.  As  used  in  this  Agreement,  the  following  terms have the meanings specified below:

“Adjusted  LIBO  Rate” means, with respect to any Loan for any Interest Period, an  interest  rate  per  annum  (rounded  upwards,  if  necessary,  to  the  next  1/100  of  1%)  equal  to
(a) LIBOR for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Advance Rate” means 65%; provided, however, that if EBIDTA for UHI falls below $300,000,000 for any fiscal year as reported on AMERCO’s annual report on Form 10-K, then the “Advance Rate” will be 50%.

“Affiliate” means, with respect to a specified Person, another Person that directly, or  indirectly  through  one  or  more  intermediaries,  Controls  or  is  Controlled  by  or  is  under common Control with the Person specified.

“AMERCO” means AMERCO, a Nevada corporation.

“Assignment  and  Acceptance” means an assignment and acceptance entered into by the Lender and an assignee (with the consent of the Borrowers and the Lender if required by
           Section 12.04), and accepted by the Lender, in the form of Exhibit A or any other form approved by the Lender.

“Black Book” means the National Auto Research Black Book Guide published by
Hearst Corporation from time to time.

“Board”  means  the  Board  of  Governors  of  the  Federal  Reserve  System  of  the
United States of America.

“Borrowers” means, collectively, jointly and severally, U-Haul Leasing & Sales
Co.,  a  Nevada  corporation,  U-Haul  Co.  of  Arizona,  an  Arizona  corporation  and  U-Haul
International, Inc., a Nevada corporation.

“Borrowing  Base” means, as of any date, the lesser of (i) the product of (a) the
Advance Rate and (b) the Market Value of the Eligible  Vehicle  Collateral,  in  each case  as  of such date, or (ii) the Facility Commitment Amount as of such date.

“Borrowing  Base  Certificate”  means  an  Officer’s  Certificate  of  the  Borrowers containing a calculation of the Borrowing Base, including a Vehicle Schedule, and substantially in the form of Exhibit D or such other form as shall be approved by the Lender.

“Borrowing Base Deficiency” means, as of any date, the amount, if any, by which the Outstanding Loans exceed the Borrowing Base.

“Borrowing Request” means a request by the Borrowers for a Loan in accordance with  Section 2.03  and  substantially  in  the  form  of  Exhibit  C  or  such  other  form as  shall  be approved by the Lender.

“Business  Day”  means  any  day  that  is  not  a  Saturday,  Sunday  or  other  day  on which  commercial  banks  in  New  York,  New  York,  Reno,  Nevada  or  Phoenix,  Arizona  are
authorized or required by law to remain closed.

“Certificate of Title” means a certificate of title of a Vehicle issued in paper form by the relevant governmental department or agency in the jurisdiction in which the Vehicle is registered,  or  a  record  maintained  by  such  governmental  department  or  agency  in  the  form of information stored in electronic media; provided, that to the extent that a certificate of title in paper  form  or  such  record  stored  on  electronic  media  has  not  been  issued  or  is  not  being maintained, the application (or copy thereof) for the foregoing.

“Change in Control” means (a) any “person” or “group” (within the meaning of
Section 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, that becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 50%, or more, of the Capital Stock of any of the Borrowers having the right to vote for the election of members of the Board of Directors or (b)  majority of the members of the
Board of Directors do not constitute Continuing Directors.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application  thereof  by  any  Governmental  Authority  after  the  date  of  this  Agreement  or  (c)
compliance  by  the  Lender  (or,  for  purposes  of  Section  5.09(b),  by  any  lending  office  of  the
 Lender or by the Lender’s holding company) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this
 Agreement.

“Closing Date” means March 12, 2007.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” has the meaning set forth in the Security Agreement.

“Commitment” means, the commitment, of the Lender to make Loans hereunder up to the Facility Commitment Amount.

“Commonly  Controlled  Entity”  means  an  entity,  whether  or  not  incorporated, which is under common control with a Loan Party within the meaning of Section 4001 of ERISA or is a part of a group which includes a Loan Party and which is treated as a single employer under Section 414(b) or (c) of the Code or, for the purposes of the Code, Section 414(m) or (o)
of the Code.

“Concentration  Account”  means  the  account  established  with  the  Concentration
Account Bank in the name of UHI bearing account No. 42-4903.

“Concentration  Account  Bank”  means  JPMorgan  Chase  Bank,  N.A.,  and  its successors,  or  another  depositary  institution  mutually  acceptable  to  the  Lender  and  the
Servicer/Manager.
            “Continuing Directors”means the directors of AMERCO on the Original Closing
            Date and each other director of AMERCO, if such other director’s nomination for election to the Board  of  Directors  of  AMERCO  is  recommended  by  a  majority  of  the then  Continuing Directors.

“Control” means the possession, directly or indirectly, of the power to direct or cause  the  direction  of  the  management  or  policies  of  a  Person,  whether  through  the  ability  to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Custodian” means the Servicer/Manager in its capacity as custodian pursuant to
Section 4.02.

“Dealership  Contract” means a U-Haul dealership contract between a subsidiary of UHI, on one hand, and a named U-Haul dealer, on the other.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or  both would, unless cured or waived, become an Event of
Default.

“Deposit Date” means, with respect to each Payment Date, the 11th calendar day of the preceding month, or if such day is not a Business Day, the next Business Day immediately following such calendar day.

“Dollars” or “$” means the lawful money of the United States of America.

“Effective Date” means the date on which the conditions specified in Section 7.01 are satisfied (or waived in accordance with Section 12.02).

“Eligible  Vehicle  Collateral”  means,  as  of  any  date,  a  Vehicle  pledged  to  the
Lender  under  the  Security  Agreement  as  to  which  the  conditions  set  forth  on  Annex  I  are satisfied as of such date.

“ERISA”  means  the  Employee  Retirement  Income  Security  Act  of  1974,  as
amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the
Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA  Event” means (a) any “reportable event”, as defined in Section 4043 of
ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the  30-day  notice  period  is  waived);  (b)  the  existence  with  respect  to  any  Plan  of  an
“accumulated  funding  deficiency”  (as  defined  in  Section 412  of  the  Code  or  Section 302  of
ERISA),  whether  or  not  waived;  (c)  the  filing  pursuant  to  Section 412(d)  of  the  Code  or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any  Loan  Party  or  any  ERISA  Affiliate  from the  PBGC  or  a  plan  administrator  of any  notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt  by  any  Loan  Party  or  any  ERISA  Affiliate  of  any  notice,  or  the  receipt  by  any
Multiemployer  Plan  of  any  Loan  Party  or  any  ERISA  Affiliate  of  any  notice,  concerning  the imposition  of  Withdrawal  Liability  or  a  determination  that  a  Multiemployer  Plan  is,  or  is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” has the meaning assigned to such term in Section 10.01.

“Facility”  means  the  committed  loan  facility  offered  by  the  Lender  to  the
Borrowers pursuant to this Agreement.

“Facility Commitment Amount” means $100,000,000.

“Fee  Letter”  means  the  letter  agreement,  dated  as  of  the  Closing  Date,  by  the
Lender and the Borrowers.

“Financial Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of such Person.

“GAAP” means, subject to Section 1.03, generally accepted accounting principles in the United States of America.

“Governmental  Authority”  means  the  government  of  the  United  States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive,  legislative,  judicial,  taxing,  regulatory  or  administrative  powers  or  functions  of or pertaining to government.

“Guarantee”  of  or  by  any  Person  (the  “guarantor”)  means  any  obligation, contingent  or  otherwise,  of  the  guarantor  guaranteeing  or  having  the  economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary bligor”)
in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct
or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of)
 such  Indebtedness  or  other  obligation  or  to  purchase  (or  to  advance  or  supply  funds for the urchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition  or  liquidity  of  the  primary  obligor  so  as  to  enable  the  primary  obligor  to  pay  such
 Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter  of  guaranty  issued  to  support  such  Indebtedness  or  obligation;  provided,  that  the  term
Guarantee  shall  not  include  endorsements  for  collection  or  deposit  in  the  ordinary  course  of business.

“Guarantee  Agreement”  means  the  Guarantee  made  by  UHI  in  favor  of  the
Lender, in the form of Exhibit B.

“Indebtedness”  means,  with  respect  to  any  Person,  without  duplication,  (i)  all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all indebtedness of others secured by (or for which  the  holder  of  such  Indebtedness  has  an  existing  right,  contingent  or  otherwise,  to  be secured  by)  any  Lien  on  property  owned  or  acquired  by  such  Person,  whether  or  not  the obligations secured thereby have been assumed (only to the extent of the fair market value of such  asset  if  such  Indebtedness  has  not  been  assumed  by  such  Person),  (iv)  all  Guarantees  of such Person, (v) all capitalized lease obligations of such Person and (vi) all obligations of such
Person as an account party in respect of letters of credit and similar instruments issued for the account of such Person.

“Indemnitee” has the meaning set forth in Section 12.03(b).

“Interest  Period” means with respect to any Loan and Payment Date, in the case of (i) the first Payment Date for such Loan, the period from and including the related Loan Date to but excluding such first Payment Date and (ii) any other Payment Date, the period from and including  each  Payment  Date  to  but  excluding  the  next  ensuing  Payment  Date;  provided, however,  that  the  initial  Interest  Period  shall  be  the  period  from  and  including  the  Original
Closing Date to but excluding the first Payment Date.

“Interest  Rate”  means,  with  respect  to  any  Loan  and  Interest  Period,  subject  to
Section 5.07,  a  percentage  (in  each  case  computed  on  the  basis  of  the  actual  number  of  days elapsed, but assuming a 360-day year) equal to:

(i) provided that no Event of Default has occurred and is continuing, the sum of (A) the Adjusted LIBO Rate for such Interest Period and (B) the Margin; and

(ii) upon  the  occurrence  and  during  the  continuation  of  an  Event  of
Default, the sum of (A) the Adjusted LIBO Rate for such Interest Period, (B) the Margin and (C) an additional 2.00% per annum.

“Lender” means MLCFC, together with its successor and any assigns.

“LIBOR”  means,  with  respect  to  each  Interest  Period,  the  rate  of  interest  per annum  (rounded  upwards,  if  necessary,  to  the  nearest  1/100th  of  1%)  for  Dollar deposits in
 London with a duration of one month, at or about 8:00 a.m. on the related LIBOR Determination
Date as such rate is specified on Bloomberg Money Markets Page 28, or, if such page ceases to display such information, then such other page as may replace it on that service for the purpose of display of such information, or, if such service ceases to display such information, then on
Telerate Page 3750. If such rate cannot be determined, then LIBOR means, with respect to such
Rate Period, the arithmetic mean of the rates of interest (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered to two prime banks in the London interbank market (selected by the Lender) of Dollar deposits with a duration of one month at or about 8:00 a.m. on the related
LIBOR Determination Date.

“LIBOR  Business  Day”  means  a  Business  Day  on  which  trading  in  Dollars  is conducted by and between banks in the London interbank market.

“LIBOR  Determination  Date”  means,  with  respect  to  any  Interest  Period,  the second LIBOR Business Day prior to the first day of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest  of  a  vendor  or  a  lessor  under  any  conditional  sale  agreement,  capital  lease  or  title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan  Date” means any date on which a Loan is made to the Borrowers by the
Lender pursuant to this Agreement.

“Loan  Documents”  means  this  Agreement,  the  Note,  the  Guarantee  Agreement, the Fee Letter and the Security Documents.

“Loan Parties” means the Guarantor, the Servicer/Manager and the Borrowers.

            “Loans” means an advance made to the Borrowers by the Lender pursuant to this
         Agreement.

“Margin” has the meaning specified in the Fee Letter.

“Margin Stock” has the meaning set forth in Regulation U of the Board.

“Market  Value”  means,  on  any  date  of  determination,  for  any  Eligible  Vehicle
Collateral  or  the  pool  of  Eligible  Vehicle  Collateral,  the  value  specified  in  Exhibit  G  for  the applicable  vehicle  model,  as  amended  from  time  to  time  in  writing  in  the  Lender’s  sole discretion.

“Material  Adverse  Change”  means  a  material  adverse  change  in  the  business, operations or condition, financial or otherwise, taken as a whole, of the Borrowers or AMERCO.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations or performance of the Borrowers, (b) the ability of any  Borrower  or  any  other  Loan  Party  to  perform  any  of  its  obligations  under  any Loan
 Document,  (c)  the  legality,  validity,  binding  effect  or  enforceability  of  this  Agreement  or  any other Loan Document or (d) the Collateral or the first priority perfected security interest of the
Lender in the Collateral.

“MLCFC”  means  Merrill  Lynch  Commercial  Finance  Corp.,  a  Delaware corporation.
“Monthly Settlement Report” means a report substantially in the form set forth on Exhibit E.

“Multiemployer  Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net  Proceeds”  means,  with  respect  to  any  casualty  or  condemnation  event,
(a) the cash proceeds received in respect  of  such  event  including (i) in the case of a casualty, insurance proceeds, and (ii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of all reasonable fees and out-of-pocket expenses paid by the Borrowers to third parties (other than Affiliates) in connection with such event.

“Non-Use Fee” has the meaning set forth in Section 5.01(b).

“Note”  means  the  Note,  dated  the  Closing  Date,  executed  by  the  Borrowers, payable  to  the  order  of  the  Lender,  in  the  maximum  principal  amount  of  the  Facility
Commitment Amount, in substantially the form of Exhibit F.

“Obligations” means all obligations secured under the Loan Documents.

“Original Closing Date” means June 28, 2005.

“Outstanding  Loans”  means,  as  of  any  date,  the  unpaid  principal  amount  of  all
 Loans outstanding hereunder on such date, after giving effect to all repayments of Loans and the making of new Loans on such date.

“Participant” has the meaning set forth in Section 12.04(e).

“Payment Date” means the 10th calendar day of each month, or if such day is not a Business Day, the next Business Day immediately following such calendar day, commencing with the first such date to occur in July 2005.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Encumbrances” means:

(a) Liens  imposed  by  law  for  taxes,  assessments,  governmental  charges  or similar claims that are not yet due or are being contested in compliance with Section 8.05;

(b) statutory or common law Liens of landlords and carriers, warehousemen, mechanics,  suppliers,  materialmen,  repairmen  and  other  similar  Liens,  arising  in  the  ordinary course of business and securing obligations that are not yet delinquent or are being contested in compliance with Section 8.05;

(c) Liens  incurred  or  deposits  made  in  the  ordinary  course  of  business  in connection  with  workers’  compensation,  unemployment  insurance  and  other  types  of  social security;

(d) Liens  incurred  or  deposits  made  to  secure  the  performance  of  tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a like nature, in each case in the ordinary course of business, and a bank’s unexercised right of set-off with respect to deposits made in the ordinary course;

(e) judgment liens in respect of judgments that do not constitute an Event of
Default under clause (j) of Section 10.01;

(f) interests of lessees under leases or subleases granted by the Borrowers as lessor that do not materially interfere with the ordinary course of business of the Borrowers;

(g) interests  of  licensees  under  licenses  or  sublicenses  granted  by  the
 Borrowers as licensor that do not materially interfere with the ordinary course of business of the
Borrower;

(h) any  interest  or  title  of  a  lessor  in  any  property  subject  to  any  capital  or operating lease otherwise not entered into in violation of the Loan Documents or in any property not constituting Collateral; and

(i) any  interest  or  title  of  a  licensor  in  any  property  subject  to  any  license otherwise not entered into in violation of the Loan Documents.

“Permitted Holder” means Edward J. Shoen, Mark V. Shoen, James P. Shoen and their Family Members, and their Family Trusts.  As used in this definition, “Family Member”
 means, with respect to any individual, the spouse and lineal descendants (including children and grandchildren by adoption) of such individual, the spouses of each such lineal descendants, and

the  lineal  descendants  of  such  Persons;  and  “Family  Trusts”  means,  with  respect  to  any individual, any trusts, limited partnerships or other entities established for the primary benefit of, the executor or administrator of the estate of, or other legal representative of, such individual.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means at a particular time, any employee benefit plan which is covered by
Title IV of ERISA and in respect of which a Loan Party or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be)
an “employer” as defined in Section 3(5) of ERISA.

“Prime Rate” means the rate of interest per annum published from time to time in the “Money Rates” column (or any successor column) of The Wall Street Journal as the prime rate or, if such rate shall cease to be so published or is not available for any reason, the rate of interest publicly announced from time to time by any “money center” bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate, provided such commercial  bank  has  a  combined  capital  and  surplus  and  undivided  profits  of  not  less  than
$500,000,000.  Each  change  in  the  Prime  Rate  shall  be  effective  from  and  including  the  date such change is published.

“Records Location List” has the meaning set forth in Section 4.02(c).

“Requirement of Law” means, as to any Person, any law, statute, rule, treaty, regulation or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties may be bound or affected.

“Security Agreement” means the Security Agreement, dated as of June 28, 2005, by  and  between  the  Borrowers  and  the  Lender,  as  amended  by  the  Amended  and  Restated
Security Agreement, dated as of March 12, 2007.

“Security Documents” means the Security Agreement, and each financing statement, Certificate of Title, pledge, endorsement or other document or instrument delivered in connection therewith.

“Servicer/Manager” shall mean UHI.

“Statutory  Reserve  Rate”  means  a  fraction  (expressed  as  a  decimal),  the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Lender
(if subject to regulation by the Board) is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the
Board). Such reserve percentages shall include those imposed pursuant to such Regulation D.
Loans  shall  be  deemed  to  constitute  eurocurrency  funding  and  to  be  subject  to  such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lender under such Regulation D or any comparable regulation.

            The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means, as to any Person, a corporation, partnership or other entity of which  shares  of  stock  or  other  ownership  interests  having  ordinary  voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership  or  other  entity  are  at  the  time  owned,  or  the  management  of  which  is  otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Targeted Principal” means, with respect to any Deposit Date, an amount equal to the difference, if any, between the Outstanding Loans on such Deposit Date and the Borrowing Base as of the related Payment Date; provided, however, that upon the occurrence of an Event of
Default, the Targeted Principal shall equal the principal balance of the Outstanding Loans.

“Taxes”  means  with  respect  to  any  Person  any  and  all  present  or  future  taxes, levies,  imposts,  duties,  deductions,  charges  or  withholdings  imposed  by  any  Governmental
Authority  excluding,  such  taxes  (including  income  or  franchise  taxes)  as  are  imposed  on  or measured by such Person’s net income.

“Termination Date” means the Payment Date in March 2011.

“Transactions” means  the  execution,  delivery  and  performance  by  each  Loan
Party of the Loan Documents to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof.

“Truck  Age”  means,  for  any  Vehicle  on  any  date  of  determination,  (i)  if  such determination is made at any time during the period from January through June, inclusive, of any year then the difference between the current year and the model year of such Vehicle and (ii) if such determination is made at any time during the period from July through December, inclusive, of any year then the difference between the current year and the model year of such Vehicle plus
0,5.

“UCC”  means  the  Uniform  Commercial  Code  as  in  effect  in  the  State  of  New
York as of the date hereof.

“Unused Fee Rate” has the meaning specified in the Fee Letter.

“UHI” means U-Haul International, Inc., a Nevada corporation.

“Vehicle” means a motor vehicle owned by one of the Borrowers and constituting part of the Borrowers’ fleet of rental assets.

“VehicleFiles”means, with respect to each Vehicle, (i) the original Certificate
ofTitle (or an original or certified copy of the application for a Certificate of Title) and all related documents retained on file by the Servicer/Manager, in accordance with its usual and customary business practices, evidencing the ownership of the Vehicle and, from and after the date required pursuant  to  clause  (vi)  of  Annex  I  hereto,  the  Lien  of  the  Lender;  and  (ii)  any  and  all  other documents that either of the Servicer/Manager or the Borrowers shall retain on file, in accordance with its usual and customary practices, relating to the Vehicle; provided, that to the extent consistent with its usual and customary practices, any of the foregoing items may, in lieu of a written document, be evidenced by a record or records consisting of information stored as a record on an electronic medium which is reproducible in perceivable form.

“Vehicle  Schedule”  means  the  schedule  of  Vehicles  pledged  to  the  Lender pursuant  to  the  Security  Agreement,  as  the  same  may  be  updated  from  time  to  time  by  each
Borrowing Base Certificate provided by the Borrowers to the Lender.

“Withdrawal  Liability”  means  liability  to  a  Multiemployer  Plan  as  a  result  of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02. Terms  Generally. The  definitions  of  terms  herein  shall  apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words
“include”,  “includes”  and  “including”  shall  be  deemed  to  be  followed  by  the  phrase  “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word
“shall.” Unless  the  context  requires  otherwise  (a)  any  definition  of  or  reference  to  any agreement,  instrument  or  other  document  herein  shall  be  construed  as  referring  to  such agreement,  instrument  or  other  document  as  from time  to  time  amended,  supplemented  or otherwise  modified  (subject  to  any  restrictions  on  such  amendments,  supplements  or modifications  set  forth  herein),  (b)  any  reference  herein  to  any  Person  shall  be  construed  to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to  any  particular  provision  hereof,  (d)  all  references  herein  to  Articles,  Sections,  Exhibits  and
Schedules  shall  be  construed  to  refer  to  Articles  and  Sections  of,  and  Annexes,  Exhibits  and
 Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the  same  meaning  and  effect  and  to  refer  to  any  and  all  tangible  and  intangible  assets  and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

Section 1.03. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that for purposes of determining compliance with  any  covenant  set  forth  in  Article  VIII  or  Article  IX,  such  terms  shall  be  construed  in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with  the  application  used  in  preparing  Borrowers'  audited  financial  statements  referred  to  in
Section 8.01. If any change in accounting principles from those used in the preparation of the audited financial statements referred to in Section 8.01 hereafter occasioned by the promulgation of any rule, regulation, pronouncement or opinion by or required by the Financial Accounting
Standards  Board  (or  successors  thereto  or  agencies  with  similar  functions)  would  result  in  a change in the method of calculation of financial covenants, standards or terms found in Article I,
Article VIII or Article IX, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating AMERCO’s financial condition will be the same after such change as if such change had  not  been  made;  provided,  however,  the  parties  hereto  agree  to  construe  all  terms  of  an accounting or financial nature in accordance with GAAP as in effect prior to any such change in accounting  principles  until  the  parties  hereto  have  ended  the  applicable  provisions  of  this Agreement.

ARTICLE II

The Loans

Section 2.01. Commitments. Subject  to  the  terms  and  conditions  set  forth herein, the Lender agrees to make Loans  to  the  Borrowers at  any  time  and  from time  to  time during the term of this Agreement in an aggregate principal amount not exceeding the Facility
Commitment Amount.  No Loan shall be made (i) on a day other than a Business Day, (ii) in an amount which would cause the Outstanding Loans to exceed the aggregate amount of the Facility
Commitment  Amount  as  of  the  proposed  Loan  Date,  (iii) in  an  amount  that  would  result  in  a Borrowing Base Deficiency or (iv) if the conditions precedent set forth in Section 7.02 have not been  satisfied  or  waived.  All  Loans  may  be  borrowed,  repaid  and  reborrowed  in  accordance with the terms of this Agreement.  All Loans shall be full recourse to the Borrowers, jointly and severally.

Section 2.02. The Note.

(a) The  Borrowers  hereby,  jointly  and  severally,  unconditionally  promise  to repay all Obligations outstanding hereunder when due.  The obligation of the Borrowers to repay the Loans shall be evidenced by the Note.  The Lender shall (i) record on its books the date and amount  of  each  Loan  to  the  Borrowers  hereunder  and  (ii) prior  to  any  transfer  of  the  Note, endorse such information on the schedule attached to the Note or any continuation thereof.  The failure  of  the  Lender  to  make  any  such  recordation  shall  not  affect the  obligations  of  the
Borrowers hereunder or under the Note.

(b) The  outstanding  principal  amount  of  the  Loans  shall  be  payable  as  set forth in Article V.  The Borrowers shall pay interest on the outstanding principal amount of each
 Loan from the date each such Loan is made until the principal amount thereof is paid in full at the rates and pursuant to the terms set forth in Article V.  The Borrowers shall pay the various fees and expenses set forth in, and pursuant to the terms of, Article V.

Section 2.03. Making the Loans.

(a) To request a Loan, the Borrowers shall deliver to the Lender a completed
Borrowing Request, together with a Borrowing Base Certificate calculating the Borrowing Base as  of  the  prior  Business  Day  not  later  than  3:00 p.m.,  New  York  City  time,  two  (2)  Business
Days before the date of the proposed Loan; provided that the Borrowers may make not more than five (5) requests for Loans in any single calendar month (it being understood that all Borrowing Requests made by the Borrowers on the same date shall be treated as a single request for a Loan for purposes of this limitation).  Each such Borrowing Request shall be irrevocable and shall be delivered by telecopy to the Lender of a written Borrowing Request in a form approved by the
Lender and signed by the Borrowers.

(b) Each requested Loan shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $10,000,000.

(c) The  Lender  shall  make  each  Loan  to  be  made  by  it  hereunder  on  the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., New York
City  time,  to  an  account  of  the  Borrowers  designated  by  the  Borrowers  in  the  applicable
Borrowing Request.

Section 2.04. Repayment of Loans; Evidence of Debt.

(a) The  Borrowers,  jointly  and  severally,  hereby  unconditionally  promise  to pay to the Lender the then unpaid principal amount of each Loan as provided in Section 5.07.

(b) The Lender shall maintain in accordance with its usual practice an account or  accounts  evidencing  the  indebtedness  of  the  Borrowers  to  the  Lender  resulting  from  each
Loan, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder.

(c) The Lender shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and the Interest Period applicable thereto, (ii) the amount of any principal  or  interest  due  and  payable  or  to  become  due  and  payable  from  the  Borrowers hereunder and (iii) the amount of any sum received by the Lender hereunder.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or
(c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of the Lender to maintain such accounts or any error therein  shall  not  in  any  manner  affect  the  obligation  of  the  Borrowers  to  repay  the  Loans  in accordance with the terms of this Agreement.

ARTICLE III

SECURITY

Section 3.01. Security  Interest.  Pursuant to and under the Security Agreement, the Borrowers, shall (as and to the extent provided in the applicable Security Document) pledge and grant to the Lender, and its successors, indorsees, transferees and assigns, as security for the prompt  and  complete  payment  and  performance  when  due  (whether  at  the  stated  maturity,  by acceleration or otherwise) of all or a portion of the Obligations (as specified in the applicable Security Document), a security interest in and assignment of all of the Borrowers’ right, title and interest  in,  to  and  under  (but  none  of  its  obligations  under)  the  Collateral  described  in  the applicable  Security  Document,  whether  (with  respect  to  any  “Receivables”  or  “Proceeds”
comprising  Collateral  (each  as  defined  in  the  Security  Agreement)  now  existing  or  hereafter arising  by  the  Borrowers  and  wherever  located,  all  proceeds  thereof  and  any  other  collateral described therein.  The foregoing assignment does not constitute and is not intended to result in a creation or an assumption by the Lender of any obligation of the Borrowers or any other Person in  connection  with  any  or  all  of  the  Collateral  or  under  any  agreement  or  instrument  relating thereto. Anything  herein  to  the  contrary  notwithstanding,  (i)  the  Servicer/Manager  shall perform its services, duties and obligations with respect to the Collateral to the extent set forth in

            Article IV to the same extent as if this Agreement had not been executed, (ii) the exercise by the
             Lender, of any of its rights in, to or under the Collateral shall not release the Servicer/Manager from any of its duties or obligations relating to the Collateral and (iii) the Lender shall not have any obligations or liability under the Collateral by reason of this Agreement, or be obligated to perform any of the obligations or duties of the Servicer/Manager thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            Section 3.02. Release of Collateral.

(a) Except as otherwise set forth in the Security Agreement, the Liens created by the Security Agreement in favor of the Lender, with respect to the Collateral shall terminate
(i) with respect to any Collateral released pursuant to Section 3.02(c), upon receipt by the Lender of  the  certificate  required  by  such  Section,  and  (ii)  with  respect  to  all  of  the  Collateral  upon
(A) payment in full of the Loans and all other Obligations due hereunder and (B) termination of the Facility.

(b) Upon  the  release  of  Collateral  as  set  forth  in  Section 3.02(a),  upon  the request of, and at the expense of the Borrowers, the Lender shall execute and file such releases or assignments of financing statements or, UCC termination statements and other documents and instruments  as  may  be  reasonably  requested  by  the  Borrowers  to  effectuate  release  of  the
Collateral.  The Lender will not have legal title to any part of the released Collateral on and will have no further interest in or rights with respect to such Collateral.

(c) If  no  Default  or  Event  of  Default  has  occurred  and  is  continuing,  the
Borrowers  may  without  the  consent  of  the  Lender,  obtain  a  release  of  any  Vehicle  that  is
Collateral  from  the  lien  of  the  Security  Agreement,  including  in  connection  with  the  sales  or disposition of such Vehicles; provided that in connection with any such release, the Borrowers provide  to  the  Lender  (i)  written  prior  written  notice  of  such  release,  including  an  attached
Borrowing  Base  Certificate  and  attached  Vehicle  Schedule  (pro  forma  as  of  the  date  of  such release) not less than three (3) Business Days before the date of such release, and (ii) an officer’s certificate stating (A) no adverse selection was used in selecting the Vehicles to be released, (B)
after giving effect to sale, no Borrowing Base Deficiency shall exist and detailing, if necessary, a payment of cash to the Lender on such date representing a prepayment of principal in an amount necessary to cause no Borrowing Base Deficiency to exist and (C) no Default or Event of Default exists on the Facility.

ARTICLE IV

SERVICING AND MAINTENANCE Section 4.01. Servicer/Manager.

(a) UHI will act as Servicer/Manager hereunder to provide administration and collection  services,  and  to  provide  management  and  maintenance  services  with  respect  to  the
Vehicles constituting Collateral in accordance with its  standard  policies  and  procedures. UHI shall  continue  to  serve  as  Servicer/Manager  hereunder  and  agrees  to  perform  the  duties  and obligations  of  the  Servicer/Manager  contained  herein  and  in  the  other  Loan  Documents  until such  time  as  a  Successor  Servicer/Manager  has  accepted  an  appointment  hereunder  in accordance  with  the  terms  hereof.  UHI  hereby  makes  to  the  Lender,  each  representation  and warranty made by it in its capacity as Servicer/Manager in each Loan Document, and each such representation and warranty is hereby incorporated herein by this reference.

(b) Not later than the second Business Day before the Payment Date of each month, the Servicer/Manager shall deliver to the Lender a Monthly Settlement Report (including a Borrowing Base Certificate) relating to the preceding calendar month.

Section 4.02. Custody of Vehicle Files.

(a) The Lender hereby revocably appoints UHI as Custodian of the Vehicle
Files, and UHI hereby confirms its acceptance of such appointment, to act as the agent of the
 Lender as Custodian of the Vehicle Files. Upon any sale or disposition of a Vehicle, UHI shall deliver the related Certificate of Title to the Person purchasing or otherwise acquiring the related
Vehicle.

(b) At  the  times  specified  in  the  immediately  following  sentence,  UHI  shall provide an officer’s certificate to the Lender confirming (i) the number of Vehicle Files received and shall confirm that it has received the Certificate of Title pertaining to each Vehicle and (ii)
that UHI has received all the documents and instruments necessary for UHI to act as the agent of the Lender for the purposes set forth in this Section 4.02, including the documents referred to herein.  The officer’s certificate described in the foregoing sentence shall be provided within ten
(10)  Business  Days  after  the  addition  of  any  Vehicles  to  the  Collateral,  for  any  such  Vehicle added to the Collateral after the Original Closing Date.  The Lender is hereby authorized to rely on such officer’s certificate.

(c) UHI  shall  perform  its  duties  as  Custodian  of  the  Vehicle  Files  in accordance with its usual and customary practices. UHI, in its capacity as Custodian, shall (i)
hold the Vehicle Files for the use and benefit of the Lender, and segregate such Vehicle Files from its other books, records and files and (ii) maintain accurate and complete accounts, records either original execution documents or copies of such originally executed documents shall be sufficient) and computer systems pertaining to each Vehicle File. As Custodian of the Vehicle
Files, UHI shall conduct, or cause to be conducted, periodic audits, which shall be performed not less  frequently  than  UHI  performs  such  audits  of  vehicles  similarly  situated  with  UHI,  of  the
 Vehicle Files held by it under this Agreement, and of the related accounts, records and computer systems,  in  such  a  manner  as  shall  enable  the  Lender  to  identify  all  Vehicle  Files  and  such related  accounts,  records  and  computer  systems  and  to  verify,  if  the  Lender  so  elects,  the accuracy of UHI’s record-keeping.  UHI shall promptly report to the Lender any material failure on its part to hold the Vehicle Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(d) UHI shall maintain, or cause to be maintained, in accordance with its usual and customary practices, a record of the location of the Vehicle Files relating to any Vehicle and the related accounts, records, and computer systems maintained by UHI or any third party under sub-contract with UHI (such record is hereinafter referred to as a “Records Location List”).
UHI shall maintain, or cause to be maintained, a separate Records Location List for the Collateral.

            UHI may, with the consent of the Lender, which consent may be withheld for any reason in the sole discretion of the Lender, subcontract with third parties to perform the duties of Custodian of the Vehicle Files, in which case the name and address of the principal place of business of such third party, and the location of the offices of such third party where Vehicle Files are maintained, shall be specified on the applicable Records Location List.  UHI shall make available, on five (5)
            Business Days’ written notice, to the Lender, or its duly authorized representatives, attorneys, or auditors, a copy of the Records Location List with respect to the Collateral.  UHI shall, at its own expense,  maintain  at  all  times  while  acting  as  Custodian  and  keep  in  full  force  and  effect  (i)
           fidelity  insurance,  (ii)  theft  of  documents  insurance,  (iii)  fire  insurance  and  (iv)  forgery insurance. All  such  insurance  shall  be  in  amounts,  with  standard  coverage  and  subject  to deductibles, as are customary for similar insurance typically maintained by Persons that act as custodian in similar transactions.

(e) UHI’s  appointment  as  Custodian  shall  hereby  continue  in  full  force and effect  until  UHI,  as  Servicer/Manager,  is  terminated  as  custodian  in  writing  by  the  Lender  or until this Agreement shall be terminated.

(f) As Custodian, UHI shall: (i) maintain continuous custody of the Vehicle
Files  in  secure  and  fire  resistant  facilities;  (ii)  with  respect  to  the  Vehicle  Files,  (A)  act exclusively  as  the  Custodian  for  the  benefit  of  the  Lender  for  so  long  as  this  Agreement  is outstanding, and (B) hold all Vehicle Files for the exclusive use (notwithstanding clauses (iii)
and (iv) below) and for the benefit of the Lender; (iii) in the event that UHI is not the Custodian, to the extent UHI directs the Custodian in writing, deliver certain specified Vehicle Files to UHI to enable the Servicer/Manager to service the Vehicle Files pursuant to this Agreement; (iv) in the event that UHI is not the Custodian, upon one Business Day’s prior written notice, permit the
Servicer/Manager and the Lender to examine the Vehicle Files in the possession, or under the control, of the Custodian; (v) hold the Vehicle Files held by it in accordance with this Agreement on  behalf  of  the  Lender,  and  maintain  such  accurate  and  complete  accounts,  records  and computer  systems  pertaining  to  each  Vehicle  File  as  shall  enable  the  Servicer/Manager  to comply  with  this  Agreement;  (vi)  in  performing  its  duties  as  Servicer/Manager  hereunder,  act with reasonable care, using that degree of skill and attention that UHI exercises with respect to the  files  relating  to  all  comparable  Vehicles  that  UHI  owns  or  services  or  holds  for  itself  or others; (vii) (A) conduct, or cause to be conducted, periodic physical inspections of the Vehicle
Files held by it under this Agreement and of the related accounts, records and computer systems,
(B) maintain the Vehicle Files in such a manner as shall enable the Servicer/Manager and the
Lender,  to  verify  the  accuracy  of  UHI’s  and  the  Servicer/Manager’s  record  keeping,
(C) promptly report to the Lender, any material failure on its part to hold the Vehicle Files and maintain its accounts, records and computer systems as herein provided and (D) promptly take appropriate action to remedy any such failure; (viii) maintain each Vehicle File at the address of
UHI  at  2727  N.  Central  Avenue,  Phoenix,  AZ  85004,  or  at  such  other  location  as  shall  be specified by the Lender, by thirty (30) days’ prior written notice; (ix) permit the Lender, or its respective duly authorized representatives, attorneys or auditors to inspect the Vehicle Files and the  related  accounts,  records  and  computer  systems  maintained  by  UHI  as  such  Persons  may reasonably request; and (x) upon written request from the Lender, release as soon as practicable the Vehicle Files, or any or all documents in any Vehicle File, to the Lender, or any of its agents or designees, as the case may be, at such place or places as Lender may designate.

Section 4.03. Maintenance.  The  Servicer/Manager  shall  maintain  and  preserve each Vehicle comprising Collateral in good working order and condition, ordinary wear and tear excepted, and comply at all times with the usual and customary maintenance and repair practices of UHI and its Affiliates for vehicles of similar type and use.

                            ARTICLE V

FEES, INTEREST, ACCOUNTS, PAYMENTS, ETC.

Section 5.01. Fees  and  Expenses.  The  Borrowers  shall  pay  to  the  Lender,  the following fully-earned and non-refundable fees in immediately available funds as set forth herein and in accordance with the terms of this Agreement:

            (a) On  the  date  hereof,  a  one-time  amendment  fee  as  specified  in  the  Fee Letter,

(b) On each Payment Date, in arrears, a non-use fee in an amount equal to the product  of  (i)  a  fraction,  the  numerator  of  which  is  the  number  of  days  in the  related  Interest
Period and the denominator of which is 360, (ii) the Unused Fee Rate and (iii) the average, for each  day  in  such  period,  of  the  difference  between  (A)  amount  of  the  Facility  Commitment
Amount on such day and (B) the Lender’s Outstanding Loans on such day (the “Non-Use Fee”);

(c) On any date on which a prepayment of substantially all Outstanding Loans is made pursuant to Section 5.05, a prepayment fee in an amount equal to the product of (i) the
Facility Commitment Amount on such date, and (ii) (A) on or before March 12, 2008, 1.00%, or
(B) at any time after March 12, 2008, and on or before March 12, 2009, 0.50%, or (C) at any time after March 12, 2009, 0.00%; and

(d) On  the  date  hereof  and  thereafter  promptly  upon  receipt  of  an  invoice therefor,  all  legal  and  due  diligence  expenses  of  the  Lender  incurred  in  connection  with  this
Facility.

Section 5.02. Interest on the Loans.

(a) Except as otherwise provided herein, each Loan shall bear interest on the outstanding principal amount thereof and on any due but unpaid interest, for each day from the date of the making of such Loan until the principal amount thereof and all interest thereon shall be paid in full.  Interest on each Loan shall accrue during each related Interest Period at a rate per annum equal to the applicable Interest Rate for such Interest Period.  The applicable Interest Rate for each Loan not repaid as of any Payment Date will be determined by the Lender and reset as of  the  first  day  of  each  successive  Interest  Period  as  determined  in  accordance  with  Section
5.02(e), and subject to Section 5.07.

(b) Except  as  otherwise  provided  herein,  all  accrued  and  unpaid  interest  on each Loan as of the end of each Interest Period shall be payable in arrears on the related Payment
Date  during  the  term  of  this  Agreement  in  accordance  with  Section 5.04(a).  All  accrued  and unpaid interest shall be due and payable upon the occurrence of an Event of Default.

(c) If, by the terms of this Agreement or the Note, the Borrowers at any time is  required  or  obligated  to  pay  interest  at  a  rate  in  excess  of  the  maximum  rate  permitted  by applicable law, the Interest Rate shall be deemed to be immediately reduced to such maximum rate  and  the  portion  of  all  prior  interest  payments  in  excess  of  such  maximum  rate  shall  be applied and shall be deemed to have been payments made in reduction of the principal amount due hereunder and under the Note.

(d) All amounts of interest due hereunder shall be computed on the basis of the actual number of days elapsed in a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(e) The  Adjusted  LIBO  Rate  will  be  determined  by  the  Lender  and communicated  to  the  Borrowers  on  each  LIBOR  Determination  Date,  and  each  such determination shall be conclusive absent manifest error.

Section 5.03. [Reserved.]

Section 5.04. Payments to be Made.

(a) The Borrowers shall make each payment (including principal of or interest on  any  Loan  or  any  Non-Use  Fees  or  other  amounts)  hereunder  and  under  any  other  Loan
Document not later than 3:00 p.m., New York City time, on each Payment Date, in immediately available funds, without setoff, defense or counterclaim (i) in the case of interest, Non-Use Fees or  Targeted  Principal,  on  the  Payment  Date  that  relates  to  the  Interest  Period  for  which  such amount is owing, and (ii) in each other case on the date on which such amount is due.  Each such payment shall be made to the Lender at such place as may be designated from time to time by the
Lender in writing to the Borrowers.  If any payment hereunder or under the Loans becomes due and payable on a day other than a Business Day, such amount shall be due and payable on the next succeeding Business Day.  If the date for any payment or prepayment hereunder is extended by  operation  of  law  or  otherwise,  interest  with  respect  thereto  shall  be  payable  at  the  then-
applicable Interest Rate during such extension.

(b) Except  as  otherwise  expressly  provided  herein,  whenever  any  payment
(including principal of or interest on any Loan or any Non-Use Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Non-Use Fees, if applicable.

Section 5.05. Optional  Prepayments.  The Borrowers may prepay the Loans on any Business Day, in whole or in part, subject to the requirements of this Section without penalty or  premium  (except  as  provided  in  Section  5.01(c)),  on  five  days’  prior  written  notice  to  the
Lender, provided that (i) the principal amount prepaid is at least $1,000,000 (unless otherwise agreed  to  in  writing  by  the  Lender)  and  (ii) the  Borrowers  pay  to  the  Lender,  on  the  date  of prepayment, accrued unpaid interest on the amount so prepaid.  The Borrowers may notify the
Lender in writing that it has elected to terminate the Facility in connection with the prepayment in  full  of  the  Loans  and  all  other  outstanding  Obligations. Upon  such  prepayment  in  full,

            together  with  payment  in  full  the  fee  described  in  Section  5.01(c),  and  the  termination  of  the
             Facility, the Lender’s interest in the Collateral shall be released in accordance with Section 3.02 and the Commitment of the Lender hereunder shall terminate.

Section 5.06. [Reserved].

Section 5.07. Illegality;  Substituted  Interest  Rate,  etc. Notwithstanding  any
other  provision  hereof,  if  (i) any  Requirement  of  Law  or  any  change  therein  or  in  the interpretation or application thereof shall make it unlawful for the Lender to make or maintain any  Loans  at  the  Interest  Rate  or  (ii) the  Lender  shall  have  determined  (which  determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the LIBOR interbank market, adequate and reasonable means do not exist for ascertaining the
Interest Rate, then (a) the obligation of the Lender to make or maintain Loans at the Interest Rate shall  be  suspended  and  the  Lender  shall  promptly  notify  the  Borrowers  thereof  (by  telephone confirmed in writing) and (b) each Loan then outstanding, if any, shall, from and including the commencement of the next Interest Period or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Prime Rate or the Interest Rate in effect on the date immediately preceding the date any event described in clause (i) or (ii) occurred. If subsequent to such suspension of the obligation of the Lenders to make or maintain the Loans at the Interest Rate, the circumstances described in clause (i) or (ii)
of  the  preceding  sentence,  as  applicable,  no  longer  exist,  the  Lender  shall  so  notify  the
Borrowers, and the obligation of the Lender to do so shall be reinstated effective as of the date the circumstances described in clause (i) or (ii), as applicable, no longer exist.

Section 5.08. Payments of Principal and Interest; Mandatory Prepayments.

(a) On each Payment Date, the Borrowers shall pay to the Lender, an amount equal to the sum of (i) the Targeted Principal, if any, required to be paid on such Payment Date,
(ii) all interest due to be paid on such Payment Date with respect to the related Interest Period, calculated in accordance with Section 5.02, (iii) all fees and expenses due to be paid on such
Payment Date with respect to the related Interest Period and (iv) all other Obligations due and payable on or prior to such Payment Date.

(b) If  any  Monthly  Settlement  Report  reports  that  a  Borrowing  Base
 Deficiency exists as of such date, then the Borrowers shall no later than the next Business Day following  delivery  of  such  Monthly  Settlement  Report  either  (i)  pay  to  the  Lender  an  amount equal to the difference of (x) the Outstanding Loans minus (y) the product of (A) the aggregate
Market Value of the Eligible Vehicle Collateral and (B) the Advance Rate on such date or (ii)
pledge additional Eligible Vehicle Collateral under the Security Agreement having an aggregate
 Market Value that shall cure such Borrowing Base Deficiency.  If an item of Collateral included in the Borrowing Base and for which a Loan was advanced fails at any time to be acceptable to the Lender under the definition of Eligible Vehicle Collateral, as determined by the Lender in its sole  discretion,  the  Market  Value  of  such  Collateral  as  of  such  date  of  determination  will  be deemed to be zero.

(c) Upon  discovery  by  any  of  the  Borrowers,  the  Servicer/Manager  or  the
Lender  of  a  breach  of  any  of  the  representations  and  warranties  set  forth  in  Section 6.14,  the party discovering such breach shall give prompt written notice to the Borrowers and to the other parties.  If  such  breach  would,  in  and  of  itself,  result  in  a  Borrowing  Base  Deficiency,  which
             Borrowing Base Deficiency is not cured by the next Business Day after the Borrowers discovers or receives notice of such breach, the Borrowers shall, unless such breach shall have been cured in all material respects, remit to the Lender an amount equal to the amount of such Borrowing
            Base Deficiency, in the manner set forth in Section 5.08.  The foregoing obligation shall apply to all  representations  and  warranties  of  the  Borrowers  contained  in  Section 6.14  whether  or  not
             Borrower has knowledge of the breach at the time of the breach or at the time the representations and  warranties  were  made. The  Lender  shall  not  have  any  duty  to  conduct  an  affirmative investigation  as  to  the  occurrence  of  any  breach  of  any  representations  and  warranties  of  the
            Borrowers  set  forth  in  Section 6.14  that  would  require  the  Borrowers  to  remit  any  mandatory repayment pursuant to this Section.

Section 5.09. Increased Costs.

(a) If any Change in Law shall:  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of,  or  credit  extended  by,  the  Lender  (except  any  such  reserve  requirement  reflected  in  the
Adjusted LIBO Rate); or (ii) impose on the Lender or the London interbank market any other condition affecting this Agreement or Loans made by the Lender; and the result of any of the foregoing shall be to increase the cost to the Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or  receivable  by  the  Lender  hereunder  (whether  of  principal,  interest  or  otherwise),  then  the
Borrowers shall, jointly and severally, pay to the Lender such additional amount or amounts as will compensate the Lender for such additional costs incurred or reduction suffered.

(b) If  the  Lender  determines  that  any  Change  in  Law  regarding  capital requirements has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of the Lender’s holding company, as a consequence of this Agreement or the
Loans  made  by  the  Lender  to  a  level  below  that  which  the  Lender  or  the  Lender’s holding company  could  have  achieved  but  for  such  Change  in  Law  (taking  into  consideration  the
Lender’s  policies  and  the  policies  of  the  Lender’s  holding  company  with  respect  to  capital adequacy), then from time to time the Borrowers shall, jointly and severally, pay to the Lender such  additional  amount  or  amounts  as  will  compensate  the  Lender  or  the  Lender’s  holding company for any such reduction suffered.

(c) A certificate of the Lender setting forth the amount or amounts necessary to  compensate  the  Lender  or  its  holding  company,  as  the  case  may  be,  as  specified  in paragraph (a) or (b) of this Section and the basis therefor shall be delivered to the Borrowers by the Lender and shall be conclusive absent manifest error.  The Borrowers shall pay the Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Failure  or  delay  on  the  part  of  the  Lender  to  demand  compensation pursuant  to  this  Section  shall  not  constitute  a  waiver  of  the  Lender’s  right  to  demand  such compensation;  provided  that  the  Borrowers  shall  not  be  required  to  compensate  the  Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the  date  that  the  Lender  notifies  the  Borrowers  of  the  Change  in  Law  giving  rise  to  such increased  costs  or  reductions  and  of  the  Lender’s  intention  to  claim  compensation  therefor;
             provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 5.10. Taxes.

(a) Any and all payments by or on account of any obligation of the Borrowers hereunder  or  under  any  other  Loan  Document  shall  be  made  free  and  clear  of  and  without deduction for any Taxes; provided that if the Borrowers shall be required to deduct any Taxes from  such  payments,  then  (i)  the  sum  payable  shall  be  increased  as  necessary  so  that  after making  all  required  deductions  (including  deductions  applicable  to  additional  sums  payable under this Section) the Lender receives an amount equal to the sum it would have received had no  such  deductions  been  made,  (ii)  the  Borrowers  shall  make  such  deductions  and  (iii)  the
Borrowers  shall  pay  the  full  amount  deducted  to  the  relevant  Governmental  Authority  in accordance with applicable law.

(b) The  Borrowers  shall,  jointly  and  severally,  shall  indemnify  the  Lender, within  10  days  after  written  demand  therefor,  for  the  full  amount  of  any  Taxes  paid  by  the
 Lender on or with respect to any payment by or on account of any obligation of the Borrowers hereunder  or  under  any  other  Loan  Document  (including  Taxes  imposed  or  asserted  on  or attributable  to  amounts  payable  under  this  Section)  and  any  penalties,  interest  and  reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally  imposed  or  asserted  by  the  relevant  Governmental  Authority. A  certificate  as  to  the amount of such payment delivered to the Borrowers by the Lender, shall be conclusive absent manifest error.

(c) As soon as practicable after any payment of Taxes by the Borrowers to a
Governmental  Authority,  the  Borrowers  shall  deliver  to  the  Lender  the  original  or  a  certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the
Lender.

(d) If the Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrowers pursuant to this Section 5.10, it  shall  pay  over  such  refund  to  the  Borrowers  (but  only  to  the  extent  of  indemnity  payments made  by  the  Borrowers  under  this  Section  5.10  with  respect  to  the  Taxes  giving  rise  to  such refund), net of all reasonable out-of-pocket expenses of the Lender and without interest (other than  any  interest  paid  by  the  relevant  Governmental  Authority  with  respect  to  such  refund);
provided,  however,  that  the  Borrowers,  upon  the  request  of  the  Lender,  agrees  to  repay  the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund to such Governmental Authority.  Nothing contained in this Section 5.10 shall require the Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrowers or any other Person.

(e) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 5.10 shall urvive the termination of this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Each of the Loan Parties represents and warrants to the Lender that:

Section 6.01. Organization; Powers.  Each of the Loan Parties is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result  in  a  Material  Adverse  Effect,  is  qualified  to  do  business  in, and  is  in  good  standing  in, every jurisdiction where such qualification is required.

Section 6.02. Authorization; Enforceability.  The Transactions to be entered into by each Loan Party are within such Loan Party’s corporate or individual, as the case may be, powers. The Transactions to be entered into by each Loan Party have been duly authorized by all necessary corporate and, if required, stockholder action.  This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal,  valid  and  binding  obligation  of  such  Loan  Party  (as  the  case  may  be),  enforceable  in accordance  with  its  terms,  subject  to  applicable  bankruptcy,  insolvency,  reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 6.03. Governmental  Approvals;  No  Conflicts.  The Transactions (a) do
 not require any consent or approval of, registration or filing with, or any other action by, any
Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b)
will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing or governing any material indebtedness or any other material indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.

Section 6.04. Financial Condition; No Material Adverse Change.

(a) UHI has heretofore furnished to the Lender the consolidated balance sheet and statements of income, equity and cash flows of AMERCO as of and for the fiscal year ended
March  31,  2004,  and  the  consolidated  balance  sheet  and  statements  of  income,  stockholders equity and cash flows of AMERCO as of and for the fiscal quarter ended December 31, 2004,

            each certified by a Financial Officer of UHI or AMERCO.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of
            AMERCO as of such dates and for such periods in accordance with GAAP, subject to year end audit  adjustments. As  of  the  date  hereof,  no  Loan  Party  has  any  liabilities  in  excess  of
            $25,000,000 except as disclosed on Schedule 6.04.

(b) Since March 31, 2005, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance or properties of AMERCO,
UHI or the Borrowers.

Section 6.05. Properties; Liens and Licenses.

(a) Each of the Loan Parties has good title to, or valid leasehold interests in, or licenses of or easements for all the real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, and none of such property is subject to any Lien other than Permitted Encumbrances.

(b) Each of the Loan Parties owns, or is licensed to use, all trademarks, trade names,  copyrights,  patents  and  other  intellectual property  material  to  its  business,  and  the  use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such  infringements  that,  individually  or  in  the aggregate,  could  not  reasonably  be  expected  to result in a Material Adverse Effect.

(c) Each of the Loan Parties has all licenses and permits that are material to the business of such Loan Party.  Each license or permit that is material to the business of the
Loan Parties, is valid and in full force and effect, and each of the Loan Parties is in compliance in all material respects with the terms and conditions thereof.

Section 6.06. Litigation Matters.  There are no actions, suits or proceedings by or before  any  arbitrator  or  Governmental  Authority  pending  against  or,  to  the  knowledge  of  any
 Loan Party, threatened against or affecting the Loan Parties (i) as to which there is a reasonable possibility  of  an  adverse  determination  and  that,  if  adversely  determined,  could  reasonably  be expected,  individually  or  in  the  aggregate,  to  result  in  a  Material  Adverse  Effect  or  (ii)  that involve any of the Loan Documents or the Transactions.

Section 6.07. Compliance with Laws and Agreements.  Each of the Loan Parties is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 6.08. Investment  and  Holding  Company  Status. None  of  the  Loan
Parties  is  (a)  an  “investment  company”  as  defined  in,  or  subject  to  regulation  under,  the
Investment  Company  Act  of  1940  or  (b)  a  “holding  company”  as  defined  in,  or  subject  to regulation under, the Public Utility Holding Company Act of 1935.

Section 6.09. Taxes.  Each of the Loan Parties has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all
Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate  proceedings  and  for  which  the  applicable  Loan  Party  has  set  aside  on  its  books adequate reserves or (b) the filing of local Tax returns and reports to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material
Adverse Effect.

Section 6.10. ERISA.  Each Plan has been administered in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which  liability  is  reasonably  expected  to  occur,  could  reasonably  be  expected  to  result  in  a
Material Adverse Effect.  The present value of all accumulated benefit obligations under each
Plan  (based  on  the  assumptions  used  for  purposes  of  Statement  of  Financial  Accounting
 Standards No. 87) did not, as of the date of the most recent financial statements of AMERCO reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of  the  most  recent  financial  statements  of  AMERCO  reflecting  such  amounts,  exceed  the  fair market value of the assets of all such underfunded Plans.

Section 6.11. Disclosure.  Each of the Loan Parties has disclosed to the Lender all agreements, instruments and corporate or other restrictions to which any of the Loan Parties is subject that, individually or in the aggregate, could reasonably be expected to result in a Material
Adverse  Effect. None  of  the  reports,  financial  statements,  certificates  or  other  information furnished by or on behalf of any Loan Party to the Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder, including any
Monthly  Settlement  Report,  contains  any  material  misstatement  of  fact  or  omits  to  state  any material  fact  necessary  to  make  the  statements  therein,  taken  as  a  whole,  in  the  light  of  the circumstances  under  which  they  were made,  not misleading;  provided  that,  with  respect  to projected financial information, each of the Loan Parties represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

Section 6.12. The  Collateral.  The  Collateral  is  owned  by  the  Person  granting each security interest in such Collateral under any Security Document, free and clear of any Lien or  other  adverse  claim  except  as  contemplated  under  the  Loan  Documents. Each  of  the representations  and  warranties  of  the  Loan  Parties  contained  herein  are  true  and  correct.  No agreements have been executed and delivered pursuant to which a Person pledges or grants, or purports to pledge or grant, any Lien, other than Permitted Encumbrances, on the Collateral to ny Person other than the Lender.

With  respect  to  the  Borrowers,  the  Security  Agreement  is  effective  to  create  in favor of the Lender, a legal, valid and enforceable security interest in the Collateral and, upon the filing of the necessary financing statements in the offices specified in the Security Agreement, or the filing of liens on Vehicles in the offices specified in the Security Agreement, as applicable, the interest of the Lender in the Collateral will be perfected under Article 9 of the UCC or the applicable state motor vehicle law, as applicable, prior to and enforceable against all creditors of and purchasers from the Borrowers and all other Persons whatsoever (other than the Lender and its  successors  and  assigns). On  or  prior  to  the  date  each  Loan  is  made  hereunder  and  each recomputation of the Borrowing Base, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Lender’s interests in the Collateral against all creditors of and purchasers from the Borrowers and all other Persons whatsoever will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

Section 6.13. Liens  on  the  Collateral. Effective immediately upon the Closing
Date, (a) no effective financing statement or other similar instrument covering any Collateral is on file in any recording office, and (b) no Lien covering any Vehicle constituting Collateral is noted on the Certificate of Title of such Vehicle or on file in any title recording office, in each case other than in favor of the Lender.

Section 6.14. Eligible  Vehicle  Collateral. As  of  the  date  of  each  Borrowing
Request,  all  Vehicles  set  forth  in  the  Vehicle  Schedule  to  be  delivered  with  each  Borrowing
Request are Eligible Vehicle Collateral.

Section 6.15. Insurance.  Schedule 6.15 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the date of this Agreement including all policies covering the Collateral.  As of the date of this Agreement, all premiums in respect of such insurance have been paid.

Section 6.16. Labor Matters.  As of the date hereof, there are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of any of the Loan Parties, threatened.  The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters.  All payments due from any Loan Party, or for which any claim  may  be  made  against  any  Loan  Party,  on  account  of  wages  and  employee  health  and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the applicable Loan Party.  The consummation of the Transactions will not give rise to any right of termination  or  right  of  renegotiation  on  the  part  of  any  union  under  any  collective  bargaining agreement to which any Loan Party is bound.

Section 6.17. Security  Documents.  The  representations  and  warranties  in  each
Security Document are true and correct.

Section 6.18. Margin  Regulations. No  proceeds  of  any  Loan  will  be  used, directly or indirectly, by the Loan Parties for the purpose of purchasing or carrying any Margin
Stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

ARTICLE VII CONDITIONS
Section 7.01. Effective Date.  This Agreement shall become effective on the date on  which  each  of  the  following  conditions  is  satisfied  (or  waived  in  accordance  with  Section
12.02):

(a) The  Lender  shall  have  received  from  each  party  hereto  either  (i)  a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to  the  Lender  (which  may  include  telecopy  transmission  of  a  signed  signature  page  of  this
Agreement) that such party has signed a counterpart of this Agreement.

(b) The  Lender  shall  be  satisfied  that  all  fees  and  other  amounts  due  and payable to them hereunder on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all legal fees and expenses and all other expenses required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document, have been paid or will be paid on the Effective Date.

(c) The Lender shall have received counterparts of the Fee Letter signed on behalf of each Loan Party thereto.

(d) The Lender shall have received (i) counterparts of the Security Documents
(other than Certificates of Title) signed on behalf of the Loan Party that is a party thereto, and (ii) evidence satisfactory to the Lender that all documents and instruments, including UCC financing statements  (including  any  amendments  to  such  financing  statements)  and  Certificates  of  Title with respect to all Vehicles constituting Collateral, required by law or reasonably requested by the Lender to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Documents, and to protect the ownership interests of the Borrowers in (and the Liens of the Security Documents on) all Collateral, have been so filed, registered or recorded.

(e) The  Lender  shall  have  received  a  new  original  Note,  executed  and delivered by the Borrowers.

            The Lender shall notify the Borrowers of the Effective Date, and such notice shall be conclusive and  binding. Notwithstanding  the  foregoing,  the  obligations  of  the  Lender  to  make  Loans hereunder  shall  not  become  effective  unless  each  of  the  foregoing  conditions  is  satisfied  (or waived pursuant to Section 12.02) at or prior to 3:00 p.m., New York City time, on March 12,
           2007 (and, in the event such conditions are not so satisfied or waived, the Facility shall terminate at such time).

Section 7.02. Each Loan. The obligation of the Lender to make a Loan is subject to the satisfaction of the following conditions:

(a) At  the  time  of  and  immediately  after  giving  effect  to  such  Loan,  the representations and warranties of the Loan Parties set forth in this Agreement and the other Loan
Documents shall be true and correct in all respects on and as of the date of such Loan (or, in the case of any representation and warranty that expressly relates to an earlier date, on and as of such earlier date).

(b) At  the  time  of  and  immediately  after  giving  effect  to  such  Loan  no
Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

(c) No Material Adverse Change shall have occurred.

(d) The Borrowers shall have delivered to the Lender (i) a Borrowing Request and a Borrowing Base Certificate, calculated as of a date not more recent than two (2) Business
Days prior to the date of the related Borrowing Request, in connection with such Loan showing no Borrowing Base Deficiency and (ii) a certificate of the type required by Section 4.02(b), if applicable.

                Each Loan shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b), (c) and (d) of this Section 7.02.

ARTICLE VIII

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable hereunder shall have been paid in full, each of the Loan Parties covenants and agrees with the Lender that:

Section 8.01. Financial  Statements  and  Other  Information. The  Loan  Parties shall furnish to the Lender:

(a) within 90 days after the end of each fiscal year of AMERCO, the audited consolidated  balance  sheet  of  AMERCO  (or,  if any  of  the  Loan  Parties  shall  cease  to  be consolidated  with  AMERCO  for  financial  accounting  purposes,  of  each  such  Loan  Party,  as applicable) and its consolidated subsidiaries and related statements of operations, stockholders’
equity and cash flows as of the end of and for such year, setting forth in each case in comparative form  the  figures  for  the  previous  fiscal  year,  all  reported  on  by  BDO  Seidman,  LLP  or  other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)  to  the  effect  that  such  financial  statements  present  fairly  in  all  material  respects  the financial condition and results of operations of AMERCO (or, if any of the Loan Parties shall cease to be consolidated with AMERCO for financial accounting purposes, of each such Loan
Party, as applicable) and its consolidated subsidiaries on a consolidated basis in accordance with
GAAP consistently applied;

(b) within  45  days  after  the  end  of  each  of  the  first  three  fiscal  quarters  of each  fiscal  year  of  AMERCO,  the  consolidated  balance  sheet  of  AMERCO  (or,  if  any  of  the
 Loan Parties shall cease to be consolidated with AMERCO for financial accounting purposes, of each such Loan Party, as applicable) and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its
            Financial Officers as presenting fairly in all material respects the financial condition and results of  operations  of  AMERCO  (or,  if  any  of  the  Loan Parties shall cease to be consolidated with
            AMERCO  for  financial  accounting  purposes,  of  each  such  Loan  Party,  as  applicable)  and  its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently  with  any  delivery  of AMERCO’s  (or  a  Loan  Party’s,  as applicable) financial statements under clause (a) and (b) above, a certificate of a Financial
 Officer of each of the Loan Parties (i) certifying as to whether a Default has occurred and, if a
Default has occurred, specifying the details thereof and any action taken or proposed to be taken ith respect thereto and (ii) stating whether any change in GAAP or in the application thereof that  materially  affects  AMERCO’s  (or  a  Loan  Party’s,  as  applicable)  consolidated  financial statements accompanying such certificate (it being understood that any change that would affect compliance  with  any  covenant  set  forth  herein  or  the  Applicable  Rate  shall  be considered material) has occurred since the date of AMERCO’s (or a Loan Party’s, as applicable) audited financial statements referred to in Section 6.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) concurrently  with  any  delivery  of  financial  statements  under  clause (a)
above,  a  certificate  of  the  accounting  firm  that  reported  on  such  financial  statements  stating whether they obtained knowledge during the course  of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by AMERCO or any Loan Party with  the  Securities  and  Exchange  Commission,  or  any  Governmental  Authority  succeeding  to any  or  all  of  the  functions  of  said  Commission,  or  with  any  national  securities  exchange,  or financial information or other material information distributed by AMERCO or any Loan Party to its stockholders generally, as the case may be;

(f) promptly following any request therefor, such other information regarding the  operations,  business  affairs  and  financial  condition  of  AMERCO  or  any  Loan  Party,  or compliance with the terms of any Loan Document, as the Lender may reasonably request; and

(g) on a quarterly basis, a report of the name and location of all Persons that rent Vehicles on behalf of the Borrowers and their Affiliates in the ordinary course of business pursuant to a Dealership Contract, as of the date of such report.

Section 8.02. Notices of Material Events.

(a) Each Loan Party shall furnish to the Lender written notice of the following promptly upon obtaining knowledge thereof:

(i) the occurrence of any Default;

(ii) the  filing  or  commencement  of  any  action,  suit  or  proceeding  by  or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

(iii) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

(b) Each  notice  delivered  under  this  Section  shall  be  accompanied  by  a statement of a Financial Officer or other executive officer of any of the Loan Parties setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 8.03. Information  Regarding  Collateral.  Each of the Loan Parties shall furnish to the Lender prompt written notice of any change (i) in corporate name of the Borrowers or  in  any  trade  name  used  to  identify  any  Loan  Party  in  the  conduct  of  its  business  or  in  the ownership  of  its  properties,  (ii)  in  the  jurisdiction  where  any  Loan  Party  is  located  for  the purposes of the UCC, or any Vehicle constituting Collateral has been titled with the applicable state  agency  or  department,  or  in  which  all  UCC  financing  statements  and  other  appropriate filings, recordings or registrations, containing a description of the Collateral have been filed of record  in  each  governmental,  municipal  or  other  appropriate  office  in  such  jurisdiction  to  the extent  necessary  to  perfect  the  security  interests  under  the  Security  Documents,  (iii)  in  the identity or corporate structure of any Loan Party or (iv) in the Federal Taxpayer Identification
Number of any Loan Party.  No Loan Party shall effect or permit any change referred to in the preceding  sentence  unless  all  filings  have  been  made  under  the  UCC  or  otherwise  that  are required in order for the Lender to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

Section 8.04. Existence;  Conduct  of  Business. Each  Loan  Party  shall  do  or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business.

Section 8.05. Payment  of  Obligations. Each  Loan  Party  shall  pay  its
Indebtedness  and  other  obligations,  including  Tax  liabilities,  before  the  same  shall  become delinquent  or  in  default,  except  where  (i)  the  validity  or  amount  thereof  is  being  contested  in good faith by appropriate proceedings, (ii) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (iv) the failure to make payment pending the resolution of such contest could not reasonably be expected to result in a Material Adverse Effect.

Section 8.06. Maintenance  of  Properties. Each  Loan  Party  shall  keep  and maintain  all  Collateral,  and  all  other  property  material  to  the  conduct  of  its  business  in  good working order and condition, ordinary wear and tear excepted.

Section 8.07. Insurance.  The Loan Parties shall, at their own expense, maintain at all times and keep in full force and effect policies of insurance with respect to the properties of the  Loan  Parties  constituting  Collateral,  including  general  and  vicarious  liability  insurance
(including bodily injury coverage) related to the Vehicles (updated from time to time to reflect any changes to the Vehicles constituting Collateral) in such amounts, against such risks and with such terms (including deductibles, limits of liability and loss payment provisions) as are required by applicable law and consistent with industry standards.  All such insurance policies shall be in form,  substance  and  insured  amount  satisfactory  to  the  Lender,  with  standard  coverage  and subject to deductibles and with reputable insurance companies, as may be reasonably required by the Lender.  If the Lender shall determine that a Material Adverse Change has occurred or if an
Event  of  Default  shall  have  occurred,  then  within  five  Business  Days  after  delivery  by  the Lender to the Borrowers of a written request therefor, the Borrowers shall cause the Lender to be named as an additional insured under all such insurance policies.

Section 8.08. Books  and  Records;  Inspection  Rights. Each  Loan  Party  shall keep proper books of record and account in which full, true and correct entries are made of all
 Collateral and transactions contemplated by this Agreement.  Each Loan Party shall permit any representatives  designated  by  the  Lender,  at  the  Borrowers’  expense,  upon  reasonable  prior notice,  to  visit  and  inspect  its  properties,  to  examine  and  make  extracts  from  its  books  and records,  and  to  discuss  its  affairs,  finances  and  condition  with  its  officers  and  independent accountants,  all  at  such  reasonable  times  and  as  often  as  reasonably  requested. Any  such inspection shall be subject to the confidentiality restrictions set forth in Section 12.12.

Section 8.09. Compliance  with  Laws  and  Agreements.  Each  Loan  Party  shall comply  with  all  laws,  rules,  regulations  and  orders  of  any  Governmental  Authority  (including
ERISA)  applicable  to  it  or  its  property  and  all  indentures,  agreements  and  other  instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 8.10. Use  of  Proceeds.  The proceeds of the Loans shall be used solely for  working  capital  purposes  or  to  satisfy  the  Borrowers’  obligations  under  the  pre-existing indebtedness.

Section 8.11. Further  Assurances.  Each Loan Party shall, and shall cause each other Loan Party to, execute any and all further documents, financing statements, agreements and instruments,  and  take  all  such  further  actions  (including  the  filing  and  recording  of  financing statements,  Certificates  of  Title  and  other  documents),  which  may  be  required  under  any applicable  law,  or  which  the  Lender  may  reasonably  request,  to  effectuate  the  transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.  Each Loan Party also agrees to provide to the Lender, upon request, evidence reasonably satisfactory to the Lender as to the perfection and priority of the Liens created or intended to be created by the Security Documents. Section 8.12. Casualty.

(a) Each Loan Party shall furnish to the Lender prompt notice of any casualty or  other  damage  to  any  portion  of  the  Collateral  having  a  value  in  excess  of  $25,000  or  the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein by condemnation or similar proceeding.

(b) If  any  event  described  in  paragraph (a)  of  this  Section  results  in  Net
 Proceeds (whether in the form of insurance proceeds, or otherwise), the Lender is authorized to collect such Net Proceeds and, if received by a Loan Party, such Net Proceeds shall be paid to the Lender. All such Net Proceeds retained by or paid over to the Lender shall be held by the
Lender and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of this Agreement and the applicable provisions of the  Security Documents,  subject  to the provisions  of  the  Security  Documents  regarding application of such Net Proceeds during a Default or an Event of Default.

(c) If any Net Proceeds retained by the Lender as provided above continue to be held by the Lender on the date that any prepayment is due pursuant to Section 5.08 in respect of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay
Loans as provided in Section 5.08.

Section 8.13. Interest  Rate  Protection. The  Borrowers  agree  to  consult  from time  to  time  with  the  Lender  regarding  the  advisability  of  entering  into  swaps,  caps  or  other interest rate hedging agreements to limit the Borrowers’ exposure to interest payable under this
Agreement to develop a hedging strategy mutually agreeable to the Borrowers and the Lender.

ARTICLE IX

NEGATIVE COVENANTS

Until  the  Commitments  have  expired  or  terminated  and  the  principal  of and interest on each Loan and all fees payable hereunder have been paid in full, each of the Loan
Parties covenants and agrees with the Lender that:

Section 9.01. Change  in  Control. Neither AMERCO nor any Loan Party shall permit, consent to or acquiesce to any Change in Control without the prior written consent of Lender.

Section 9.02. Use of Collateral.

(a) Except as otherwise provided in clause (b) of this Section 9.02, no Loan
Party shall permit any tangible asset constituting Collateral to be located (i) outside the United
States  or  Canada,  (ii)  outside  the  possession  of  the  Borrowers  or  its  Affiliates,  except,  with respect to Vehicles, when (A) consigned to the possession of a third party dealer pursuant to a
 Dealership Contract rented to consumers in the ordinary course of Borrower’s business or, (B) in transit to such locations, or (C) in transit to a third party purchaser who will become obligated on a receivable upon receipt, (iii) on any property not owned by the Borrowers, except, with respect to Vehicles, when rented in the ordinary course of Borrower’s business.

(b) This Section 9.02 shall not be construed to prohibit (i) the return of any asset constituting  Collateral  to  the  vendor  thereof  or  to  third  parties  for  repairs,  services, modifications or other similar purposes or (ii) the storage of any asset constituting Collateral in any warehouse or similar facility.

Section 9.03. Negative  Pledge. No  Loan  Party  shall,  directly  or  indirectly, create,  incur,  assume  or  suffer  to  exist  any  Lien  upon  any  Collateral,  except  for  Permitted Encumbrances.

Section 9.04. Limitations  on  Fundamental  Changes. No  Loan  Party  shall, directly or indirectly, enter into any merger, consolidation or amalgamation, or liquidate, wind up  or  dissolve  itself  (or  suffer  any  liquidation  or  dissolution),  or  convey,  sell,  lease,  assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

(a) any  Subsidiary  of  a  Loan  Party  may  be  merged  or  consolidated  with  or into  such  Loan  Party  (provided  that  such  Loan  Party  shall  be  the  continuing  or  surviving corporation); or

(b) any merger, consolidation or amalgamation, or liquidation, winding up or dissolution that would not reasonably be expected (i) to materially and adversely affect the rights of the Lender hereunder, or (ii) to have a Material Adverse Effect.

            ARTICLE X

                                EVENTS OF DEFAULT

Section 10.01.  Events  of  Default. An  “Event  of  Default”  shall  mean the occurrence and continuation of one or more of the following events or conditions:

(a) the Borrowers, the Guarantor or the Servicer/Manager shall fail to pay any principal of or interest (including any Borrowing Base Deficiency pursuant to Article V) on any
Loan or any fee or any other amount payable under this Agreement, within one Business Day of when same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished  pursuant  to  or  in  connection  with  any  Loan  Document  or  any  amendment  or modification thereof or waiver thereunder, shall prove to have been incorrect in any respect (or, in the case of any representation or warranty that is not qualified as to materiality, in any material respect) when made or deemed made;

(c) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document, and such failure shall continue unremedied for a period of 30 days after notice thereof from the Lender to the Borrowers;

(d) any  Loan  Party  shall  fail  to  make  any  payment  (whether  of  principal  or interest and regardless of amount) in respect of any material Indebtedness, when and as the same shall  become  due  and  payable  (after  giving  effect  to  any  period of  grace  expressly  applicable thereto);

(e) any  event  or  condition  occurs  that  results  in  any  material  Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any period of grace expressly applicable thereto) the holder or holders of any material Indebtedness or any trustee or agent on its or their behalf to cause any material indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of AMERCO, UHI or any of the Borrowers, or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii)
the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for
AMERCO, UHI or any of the Borrowers, or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(g) AMERCO, UHI or any of the Borrowers shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any
Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding  or  petition  described  in  clause  (g)  of  this  Article,  (iii)  apply  for  or  consent  to  the appointment  of  a  receiver,  trustee,  custodian,  sequestrator,  conservator  or  similar  official  for
 AMERCO, UHI or any of the Borrowers or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(h) AMERCO,  UHI  or  any  of  the  Borrowers  shall  become  unable,  admit  in writing its inability or fail generally to pay its debts as they become due;

(i) one or more judgments or decrees shall be entered against any Loan Party involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more,  and  all  such  judgments  or  decrees  shall  not  have  been  vacated,  discharged,  stayed  or bonded pending appeal within 60 days from the entry thereof;

(j) any Lien on any material portion of the Collateral purported to be created under  the  Security  Documents  shall  cease  to  be,  or  shall  be  asserted  by  UHI  or  any  of  the
 Borrowers not to be, a valid and perfected Lien on any Collateral, with the priority required by the Security Documents and that could individually or in the aggregate have a material adverse effect  on  the  Collateral  or  the  interests  of  the  Lender  under  the  Loan Documents,  except  as  a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

(k) the Guarantee Agreement shall cease to be in full force and effect, or the
Guarantor shall make an assertion to such effect in any judicial proceeding;

(l) an  ERISA  Event  that  when  taken  together  with  all  other  ERISA  Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

Section 10.02.  Consequences  of  an  Event  of  Default. If  an  Event  of  Default
specified in Section 10.01 hereof shall occur and be continuing, then, and in every such event
(other  than  an  event  with  respect  to  the  Borrowers  described  in  clause  (g)  or  (h)  of
Section 10.01),  upon  notice  from  the  Lender  to  the  Borrowers,  the  Facility  provided  by  this
Agreement shall immediately terminate, and the Outstanding Loans, together with accrued and unpaid interest thereon, and all other Obligations, shall immediately become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to the Borrowers described in clause (g)
or  (h)  of  Section  10.01,  the  Facility  provided  by  this  Agreement  shall  automatically  and immediately  terminate,  and  the  Outstanding  Loans,  together  with  accrued  and  unpaid  interest thereon,  and  all  other  Obligations,  shall  immediately  become  due  and  payable,  without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.
 Further, if an Event of Default specified in Section 10.01 hereof shall occur and be continuing,  then,  and  in  every  such  event  the  Lender  shall  have  the  right  to  collect,  receive, appropriate  or  realize  upon  the  Collateral  or  otherwise  foreclose  or  enforce  Lender’s  security interests in any or all Collateral in any manner permitted by the Security Agreement.

ARTICLE XI

RESERVED
Section 11.01.  Reserved.

                              ARTICLE XII

                      MISCELLANEOUS

        Section 12.01.  Notices.  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to U-Haul Leasing & Sales Co., to it at 1325 Airmotive Way, Reno, NV
89502-3239, Attention: Rocky Wardrip (Facsimile No. (775) 688-6338);

(b) if to UHI, in any capacity, or U-Haul Co. of Arizona, to such party at 2727
N. Central Avenue, Phoenix, AZ 85004, Attention: Jennifer Settles (Facsimile No. (602)
263-6173); and

(c) if to the Lender, to it at 4 World Financial Center, 10th Floor, New York,
NY 10080, Attention: Jeffrey Cohen (Facsimile No. (212) 449-9015).

            Any  party  hereto  may  change  its  address  or  telecopy  number  for  notices  and  other communications  hereunder  by  notice  to  the  other  parties  hereto. All  notices  and  other communications given to any party hereto in accordance with the provisions of this Agreement shall  be  deemed  to  have  been  given  on  the  date  of  receipt.  All  payments  hereunder  shall  be made in accordance with the wire instructions specified on Exhibit  K hereto, or to such other payment address as may be specified in writing by the applicable payee party to the other parties hereto.

Section 12.02.  Waivers; Amendments.

(a) No  failure  or  delay  by  the  Lender  in  exercising  any  right  or  power hereunder or under any other Loan Document shall  operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps  to  enforce  such  a  right  or  power,  preclude  any  other  or  further  exercise  thereof  or  the exercise of any other right or power.  The rights and remedies of the Lender hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to ny departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of  the  foregoing,  the  making  of  a  Loan  shall  not  be  construed  as  a  waiver  of  any
Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Lender or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Loan Party or Loan Parties that are parties thereto with the consent of the
Lender;  provided  that  no  such  agreement  shall  (i)  increase  the  Commitment  of  the  Lender without the written consent of the Lender, (ii) reduce the principal amount of any Loan or reduce the  rate  of  interest  on  such  Loan,  or  reduce  any  fees  payable  hereunder,  without  the  written consent of the Lender, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without  the  written  consent  of  the  Lender,  (iv)  change  any  of  the  provisions  of  this  Section without the written consent of the Lender, (v) release all or any substantial part of the Collateral from  the  Liens  of  the  Security  Documents  (except  as  expressly  provided  herein  or  therein), without the written consent of the Lender, or (vi) release of UHI from its guarantee under the
Guarantee  Agreement  (except  as  expressly  provided  in  the  Guarantee  Agreement)  or  limit  or condition its obligations thereunder, without the written consent of the Lender.

Section 12.03.  Expenses; Indemnity; Damage Waiver.

(a) The Borrowers shall pay (i) all costs and expenses incurred by the Lender, including  the  reasonable  fees,  charges  and  disbursements  of  counsel  for  the  Lender,  in connection  with  the  negotiation,  preparation,  execution  and  delivery  of  the  Loan  Documents
(including expenses incurred in connection with its due diligence activities) and (ii) all costs and expenses  incurred  by  the  Lender, including  the  reasonable  fees,  charges  and  disbursements  of any counsel for the Lender, in connection with (A) the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with  the  Loans  made  hereunder,  including  all  such  costs  and  expenses  incurred  during  any workout,  restructuring  or  negotiations  in  respect  of  such  Loans,  and  (B)  in  the  case  of  the
 Lender, the administration of, and any amendments, modifications, waivers or supplements of or to the provisions of, any of the Loan Documents.

(b) The Borrowers shall indemnify the Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including  the  reasonable  fees,  charges  and  disbursements  of  any  counsel  for  any  Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of
(i)  the  execution  or  delivery  of  any  Loan  Document  or  any  other  agreement  or  instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations  thereunder  or  the  consummation  of  the  Transactions  or  any  other  transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, or (iii) any actual or prospective  claim,  litigation,  investigation  or  proceeding  relating  to  any  of  the  foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) To the extent permitted by applicable law, the Borrowers shall not assert, and each of them hereby waives, any claim against any Indemnitee, on any theory of liability, for special,  indirect,  consequential  or  punitive  damages  (as  opposed  to  direct  or  actual  damages)
arising  out  of,  in  connection  with,  or  as  a  result  of,  this  Agreement  or  any  agreement  or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

(d) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

Section 12.04.  Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that a Loan Party may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by any
 Loan Party without such consent shall be null and void).  Nothing in this Agreement, expressed or  implied,  shall  be  construed  to  confer  upon  any  Person  (other  than  the  parties  hereto,  their respective  successors  and  assigns  permitted  hereby  and,  to  the  extent  expressly  contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) The Lender may, without the consent of the Loan Parties, assign all or a portion  of  its  rights  and  obligations  under  this  Agreement  (including  all  or  a  portion  of  its
Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to an Affiliate of MLCFC or its successors or assigns, or an assignment of the entire remaining  amount  of  the  Lender’s  Commitment  or  entire  remaining  Loans,  the  amount  of  the
 Commitment and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered by the assigning Lender) shall not be less than $5,000,000 unless the Borrowers otherwise consent, (ii)
each  partial  assignment  shall  be  made  as  an  assignment  of  a  proportionate  part  of  all  the assigning Lender’s rights and obligations under this Agreement, except that this clause (ii) shall not  be  construed  to  prohibit  the  assignment  of  a  proportionate  part  of  all  of  the  assigning
 Lender’s rights and obligations in respect of (A) Loans, (B) Loans separately from (or without assigning) Commitments or (C) Commitments separately from (or without assigning) Loans, (iii)
the parties to each assignment shall execute and deliver an Assignment and Acceptance, and (iv)
the assignee, if it shall not be a Lender hereunder prior to such assignment, shall deliver to the
Borrowers  its  notice  and  payment  information. Subject  to  acceptance  and  recording  thereof pursuant  to  paragraph  (d)  of  this  Section,  from  and  after  the  effective  date  specified  in  each
 Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a
Lender  under  this  Agreement,  and  the  assigning  Lender  thereunder  shall,  to  the  extent  of  the interest assigned by such Assignment and Acceptance, be released from its obligations under this
Agreement  (and,  in  the  case  of  an  Assignment  and  Acceptance  covering  all  of  the  assigning
 Lender’s rights and obligations under this Agreement, the Lender shall cease to be a party hereto but  shall  continue  to  be  entitled  to  the  benefits  of  Sections  5.09,  5.10  and  12.03). Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply  with  this  paragraph  shall  be  treated  for  purposes  of  this  Agreement  as  a  sale  by  the
 Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(c) The  Lender  may,  without  the  consent  of  the  Loan  Parties,  sell participations to one or more Persons (a “Participant”) in all or a portion of the Lender’s rights and  obligations  under  this  Agreement  (including  all  or  a  portion  of  its  Commitments  and  the
 Loans owing to it); provided that (i) the Lender’s obligations under this Agreement shall remain unchanged,  (ii)  the  Lender  shall  remain  solely  responsible  to  the  other  parties  hereto  for  the performance  of  such  obligations  and  (iii)  the  Loan  Parties  shall  continue  to  deal  solely  and directly with the Lender in connection with  the Lender’s rights and obligations under this
Agreement. Any  agreement  or  instrument  pursuant  to  which  the  Lender  sells  such  a participation  shall  provide  that  the  Lender  shall  retain  the  sole  right  to  enforce  the  Loan
 Documents and to approve any amendment, modification or waiver of any provision of the Loan
Documents; provided that such agreement or instrument may provide that the Lender will not, without  the  consent  of  the  Participant,  agree  to  any  amendment,  modification  or  waiver described in the first proviso to Section 12.02(b)  that affects such Participant. Subject to paragraph (f) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 5.09 and 5.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section provided that such Participant agrees to be subject to Sections 5.10(f) as though it was a Lender.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a

            Lender,  provided  such  Participant  agrees  to  be  subject  to  Section  5.15(c)  as  though  it  were  a
            Lender.

(d) The Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto.

Section 12.05.  Survival. All covenants, agreements, representations and warranties  made  by  the  Loan  Parties  in  the  Loan  Documents  and  in  the  certificates  or  other instruments  delivered  in  connection  with  or  pursuant  to  this  Agreement  or  any  other  Loan
Document  shall  be  considered  to  have  been  relied  upon  by  the  other  parties  hereto  and  shall survive  the  execution  and  delivery  of  the  Loan  Documents  and  the  making  of  any  Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated.  The provisions of Sections 5.09, 5.10 and 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated  hereby,  the  repayment  of  the  Loans,  the  expiration  or  termination  of  the
Commitments or the termination of this Agreement or any provision hereof.

Section 12.06.  Counterparts; Integration; Effectiveness.  This Agreement may be
executed in counterparts (and by different parties hereto on different counterparts), each of which shall  constitute  an  original,  but  all  of  which  when  taken  together  shall  constitute  a  single contract.  This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or  written,  relating  to  the  subject  matter  hereof. Except  as  provided  in  Section  7.01(a),  this
 Agreement shall become effective when it shall have been executed by the Lender and when the
Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the  parties  hereto  and  their  respective  successors  and  assigns. Delivery  of  an  executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.07.  Severability.  Any provision of this Agreement held to be invalid, illegal  or  unenforceable  in  any  jurisdiction  shall,  as  to  such  jurisdiction,  be  ineffective  to  the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.08.  Right of Setoff.  If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Lender or Affiliate to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by the Lender, irrespective of whether or not the Lender shall have made any demand under this  Agreement  and  although  such  obligations  may  be  unmatured. The  rights  of  the  Lender under this Section are in addition to other rights and remedies (including other rights of setoff)
            which the Lender may have.

Section 12.09.  Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS  AGREEMENT  SHALL  BE  CONSTRUED  IN  ACCORDANCE WITH AND GOVERNED
 BY THE LAW OF THE STATE OF NEW YORK.

(b) UHI and the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern
District  of  New  York,  and  any  appellate  court  from  any  thereof,  in  any  action  or  proceeding arising  out  of  or  relating  to  any  Loan  Document,  or  for  recognition  or  enforcement  of  any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New
York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other
Loan Document against the Borrowers or its properties in the courts of any jurisdiction.

(c) UHI and the Borrowers hereby irrevocably and unconditionally waives, to the  fullest  extent  it  may  legally  and  effectively  do  so,  any  objection  which  it  may  now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this  Agreement  or  any  other  Loan  Document  in  any  court  referred  to  in  paragraph  (b)  of  this
Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each  of  the  Servicer/Manager,  the  Guarantor  and  each  Borrower  hereby irrevocably agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 12.01 or at such other address of which the Lender shall have been notified pursuant thereto.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 12.10.  WAIVER  OF  JURY  TRIAL. EACH  PARTY  HERETO
HEREBY  WAIVES,  TO  THE  FULLEST  EXTENT  PERMITTED  BY  APPLICABLE  LAW,
ANY  RIGHT  IT  MAY  HAVE  TO  A  TRIAL  BY  JURY  IN  ANY  LEGAL  PROCEEDING

            DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT,
            ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY
            (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY
            HERETO  (A)  CERTIFIES  THAT  NO  REPRESENTATIVE,  AGENT  OR  ATTORNEY  OF
            ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH
            OTHER  PARTY  WOULD  NOT,  IN  THE  EVENT  OF  LITIGATION,  SEEK  TO  ENFORCE
            THE  FOREGOING  WAIVER  AND  (B)  ACKNOWLEDGES  THAT  IT  AND  THE  OTHER
            PARTIES  HERETO  HAVE  BEEN  INDUCED  TO  ENTER  INTO  THIS  AGREEMENT  BY,
            AMONG  OTHER  THINGS,  THE  MUTUAL  WAIVERS  AND  CERTIFICATIONS  IN  THIS SECTION.

Section 12.11.  Headings. Article  and  Section  headings  and  the  Table  of
 Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 12.12.  Confidentiality.  The Lender agrees to maintain the confidentiality of  the  Information  (as  defined  below)  and  not  use  the  Information  for  any  purpose  not contemplated  by  this  Agreement,  except  that  Information  may  be  disclosed  (a)  to  its  and  its
Affiliates’  directors,  officers,  employees  and  agents,  including  accountants,  legal  counsel  and other  advisors  (it  being  understood  that  the  Persons to  whom  such  disclosure  is  made  will  be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to  this  Agreement,  (e)  in  connection  with  the  exercise  of  any  remedies  hereunder  or  any  suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of UHI or the Borrowers or (h) to the extent such Information (i) becomes publicly available other than  as  a  result  of  a  breach  of  this  Section  or  (ii)  becomes  available  to  the  Lender  on  a nonconfidential basis from a source other than UHI or the Borrowers.  For the purposes of this
Section,  “Information”  means  all  information  received  from UHI  or  the  Borrowers  relating  to UHI or the Borrowers or its business, other than any such information that is publicly available or  available  to  the  Lender  on  a  nonconfidential  basis  prior  to  disclosure  by  UHI  or  the
 Borrowers, provided that such information is identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 12.13.  Joint  and  Several  Liability  of  Borrowers.  Each  Borrower
acknowledges and agrees that, whether or not specifically indicated as such in a Loan Document, all  Obligations  shall  be  joint  and  several  Obligations  of  each  individual  Borrower,  and  in furtherance  of  such  joint  and  several  Obligations,  each  Borrower  hereby  irrevocably  and unconditionally  guarantees  the  payment  of  all  Obligations  of  each  other  Borrower. Each
Borrower  hereby  acknowledges  and  agrees  that  such  Borrower  shall  be  jointly  and  severally liable to the Lender for all representations, warranties, covenants, obligations and indemnities of the Borrowers hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

U-HAUL LEASING & SALES CO., as a Borrower

By: ____________________________
Name: **Rocky D. Wardrip**
Title: **Assistant Treasurer**

U-HAUL CO. OF ARIZONA, as a Borrower

By: ____________________________
Name: **Rocky D. Wardrip**
Title: **Assistant Treasurer**

By: ____________________________
Name: **Rocky D. Wardrip**
Title: **Assistant Treasurer**

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Lender

By: ____________________________
Name:
Title:

MAR-11-2007 17:27 MERRILL LYNCH 212 449 9015 P.02

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

U-HAUL LEASING & SALES CO., as a Borrower

By: ______________________________
Name:
Title:

U-HAUL CO. OF ARIZONA, as a Borrower

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Lender

By: ______________________________
Name:
Title:

OHS EAST:160166031.2

Schedule 6.04

Liabilities (in Excess of $25,000,000)

1. U-Haul  International,  Inc.  is  the  guarantor  of  all  obligations  under  that  Amended  and
Restated Credit Agreement among Amerco Real Estate Company, Amerco Real Estate Company of Texas, Inc., Amerco Real Estate Company of Alabama, Inc., U-Haul Co. of Florida, U-Haul International, Inc. and Merrill Lynch Commercial Finance Corp., dated as of June 8, 2005, as amended, in the amount of $500,000,000.

2. U-Haul International, Inc. is the guarantor of certain obligations under the $240,000,000, in  aggregate  amount,  of  CMBS  loans  originated  by  Merrill  Lynch  Mortgage  Lending,  Inc.  to affiliates of U-Haul International, Inc., dated June 8, 2005.

3. U-Haul International, Inc. is the guarantor of certain obligations under the $240,000,000, in aggregate amount, of CMBS loans originated by Morgan Stanley Mortgage Capital, Inc. to affiliates of U-Haul International, Inc., dated June 8, 2005.

4. U-Haul Leasing & Sales Co. is the lessee under a Master Equipment Lease, between AIG
Commercial  Equipment  Finance,  Inc.,  as  lessor  and  U-Haul  Leasing  &  Sales  Co.,  dated
March 29, 2005, in the amount of $42,818,676.35.

5. U-Haul  Leasing  &  Sales  Co.  is  the  lessee  under  a  Master  Equipment  Lease,  between
Banc  of  America  Leasing  &  Capital,  LLC,  as  lessor  and  U-Haul  Leasing  &  Sales  Co.,  dated
December 19, 1997, in the amount of $54,696,396.62.

6. U-Haul  Leasing  &  Sales  Co.  is  the  lessee  under  a  Master  Equipment  Lease,  between
General  Electric  Capital  Corporation,  as  lessor  and  U-Haul  Leasing  &  Sales  Co.,  dated
October 22, 2004, in the amount of $90,950,539.06.

7. U-Haul  Leasing  &  Sales  Co.  is  the  lessee  under  a  Master  Equipment  Lease,  between
Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as lessor and
U-Haul Leasing & Sales Co., dated April 30, 2004, in the amount of $40,875,369.22.

8. U-Haul Leasing & Sales Co., U-Haul Co. of Arizona and U-Haul International, Inc. are
borrowers pursuant  to  a  Credit  Agreement  between  such  parties,  U-Haul  International,  Inc.  as guarantor and Merrill Lynch Commercial Finance Corporation, as lender, dated as of June 28,
2005, in an amount up to $150,000,000.

9. U-Haul  Leasing  is  lessee  under  a  Master  Equipment  Lease,  between  Chase  Equipment
Leasing, Inc. as Lessor and U-Haul Leasing & Sales Co., dated June 17, 1999, in the amount of
$38,764,463.17.

10. U-Haul  Leasing  is  lessee  under  a  Master  Equipment  Lease,  between  National  City
Leasing Corporation, as Lessor and U-Haul Leasing & Sales Co., dated December 15, 1999, in the amount of $30,638,189.26.

11. Obligations as Guarantor under that certain Promissory Note dated August 12, 2005 in the maximum amount of up to $50,000,000 (of which $20,000,000 has currently been drawn) made by AREC Holdings, LLC and UHIL Holdings, LLC in favor of Morgan Stanley Mortgage
Capital, Inc.

12. U-Haul Leasing & Sales Co., U-Haul Co. of Arizona and U-Haul International, Inc. are
borrowers pursuant  to  a  Credit  Agreement  between  such  parties,  U-Haul  International,  Inc.  as guarantor  and  Merrill  Lynch  Commercial  Finance  Corporation,  as  lender,  dated  as  of
November 10, 2005, in an amount up to $150,000,000.

13. U-Haul Leasing & Sales Co., U-Haul Co. of Arizona and U-Haul International, Inc. are
 borrowers pursuant to a Credit Agreement between such parties, U-Haul International, Inc. and
AMERCO  as  guarantors,  Orange  Truck  Trust  2006,  as  Collateral  Agent  and  BTMU  Capital
Corporation, as lender, dated as of May 31, 2006, in an amount up to $150,000,000.

14. U-Haul Leasing & Sales Co., U-Haul Co. of Arizona and U-Haul International, Inc. are
 borrowers pursuant to a Credit Agreement between such parties, U-Haul International, Inc., as guarantor, and Bayerische Hypo- und Vereinsbank AG, New York Branch, as lender, dated as of
June 6, 2006, in an amount up to $50,000,000.

15. U-Haul Leasing & Sales Co., U-Haul Co. of Arizona and U-Haul International, Inc. are
 borrowers pursuant to a Credit Agreement between such parties, U-Haul International, Inc. and
AMERCO,  as  guarantors,  and  U.S.  Bancorp  Equipment  Finance  Inc.,  as  lender,  dated  as  of
February 12, 2007, in an amount up to $30,000,000.

2

Schedule 6.15

Insurance Policies

AMERCO Insurance Program

Liability and                        Excess Insurance Policies
Business Auto
                        Various A RatedCarriers

                                                  Lead Excess CarrierAIG

$15 Million XS SIR

Service Vehicles and Hawaii        Rental Fleet                Self Insured Retention
and Alaska Rental Fleet                Self-Insured Status                $5 Million
Republic Western Policy             Department of Transportaion
                            Arizona

Minimum Financial                                      Minimum Financial
Responsibility Limits                                  Responsibility Limits

The insurance program for AMERCO                            Workers Compensation
includes D&O Insurance, Crime,                                     AIG
Aviation Insurance.

The excess liability insurance program
includes business auto. All carriers
have drop down endorsements should
the carrier below be unable to respond.                                                                                Property Insurance
                                                                                                                                                                             AIG
                                                                                                                                                                     $100 Million XS
                                                                                                                                                                        Deductible
The self-insured status by Arizona
DOT is for those trucks licensed in                                                                                       Property Insurance
Arizona which are all trucks except for                                                                                           Deductible
those in Hawaii and Alaska.                                                                                                                $500,000

EXHIBIT A

[FORM OF ASSIGNMENT AND ACCEPTANCE]

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement, dated as of
March 12, 2007 (as the same may be amended, supplemented or otherwise modified from time to time,  the  “Credit  Agreement”),  among  U-HAUL  LEASING  &  SALES  CO.,  a  Nevada corporation,  U-HAUL  INTERNATIONAL,  INC.,  a  Nevada  corporation,  and  MERRILL
LYNCH COMMERCIAL FINANCE CORP., as Lender.  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1. The  assignor  named  below  (the  “Assignor”)  sells  and  assigns,  without recourse, to the assignee named below (the “Assignee”), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the  interests  set  forth  below  (the  “Assigned  Interest”)  in  the  Assignor’s  rights  and  obligations under the Credit Agreement, including, without limitation, the percentages and amounts set forth on the reverse hereof of (a) the Commitments of the Assignor on the Effective Date and (b) the
Loans owing to the Assignor that are outstanding on the Effective Date.  The Assignee hereby acknowledges receipt of a copy of the Credit Agreement.  From and after the Effective Date (a)
the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the  extent  of  the  interests  assigned  by  this  Assignment  and  Acceptance,  have  the  rights  and obligations of a Lender thereunder and under the Loan Documents and (b) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be  released  from  its  obligations  under  the  Credit  Agreement  (and  in  the  event  that  this
Assignment  and  Acceptance  covers  all  or  the  remaining  portion  of  the  Assignor’s  rights  and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 5.09, 5.10 and 12.05 thereof, as well as to any fees accrued for its account and not yet paid).

2. This Assignment and Acceptance is being delivered to the Assignor and the
 Borrowers, together with, if the Assignee is organized under the laws of a jurisdiction outside the
 United States, the forms specified in Section 5.10 of the Credit Agreement, duly completed and executed by such Assignee.

3. This  Agreement  and  Acceptance  shall  be  governed  by,  and  construed  in accordance with, the laws of the State of New York.

A-1

Date of Assignment:

Legal Name of Assignee:

Legal Name of Assignor:

Assignee’s Address for
Notices

Effective Date of Assignment (may not be fewer than five Business Days after the
Date of Assignment):

The terms set forth above are hereby agreed to:

[_____________________]
as Assignor,

By:_____________________

Name:

Title:

[_________________________]
as Assignee,

By: _______________________

Name:
Title:

A-2

EXHIBIT B

                                        [FORM OF GUARANTEE AGREEMENT]

GUARANTEE

GUARANTEE, dated as of March 12, 2007, made by U-HAUL
 INTERNATIONAL, INC. (the “Guarantor”), in favor of MERRILL LYNCH COMMERCIAL
FINANCE CORP., as lender (the “Lender”), parties to the Credit Agreement referred to below.

RECITALS

Pursuant to the Amended and Restated Credit Agreement, dated as of March 12,
2007  (as  amended,  supplemented  or  otherwise  modified  from  time  to  time,  the  “Credit
Agreement”), among U-HAUL SALES & LEASING CO., U-HAUL CO. OF ARIZONA and U-
HAUL  INTERNATIONAL,  INC.  (each,  a  “Borrower”  and  collectively, the  “Borrowers”),  the Guarantor and the Lender, the Lender has agreed to make loans to the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Note issued by the Borrower thereunder.  The Borrowers are members of an affiliated group of corporations that includes the Guarantor.  The Borrowers and the Guarantor are engaged in related businesses, and the Guarantor will derive substantial direct and indirect benefit from the making of the loans.  It is a condition precedent to the obligation of the Lender to make the loans to the Borrowers under the Credit Agreement that the Guarantor hereto shall have executed and delivered this Guarantee to the Lender.

NOW, THEREFORE, in consideration of the premises and to induce the Lender to  enter  into  the  Credit  Agreement  and  make  the  loans  to  the  Borrowers,  under  the  Credit
Agreement, the Guarantor hereby agrees with the Lender as follows:

 1. Defined terms.

(a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The  words  “hereof,”  “herein”  and  “hereunder”  and  words  of  similar  import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

(c)  The  meanings  given  to  terms  defined  herein  shall  be  equally  applicable to both the singular and plural forms of such terms.

2. Guarantee.

B-8

(a)  The Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender and its respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each of U-Haul Sales & Leading Co. and U-Haul Co. of Arizona (each, an
“Affiliate  Borrower”  and  collectively,  the  “Affiliate  Borrowers”)  of  its  obligations  under  the
Loan Documents, whether at stated maturity, by acceleration or otherwise.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no vent exceed the amount which can be guaranteed by the Guarantor under applicable federal and tate laws relating to the insolvency of debtors.

(c)  The  Guarantor  further  agrees  to  pay  any  and  all  expenses  (including,  without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the
 Guarantor under this Guarantee.  This Guarantee shall remain in full force and effect until the
 Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Affiliate Borrowers, individually or collectively, may be free from any
Obligations.

(d) The  Guarantor  agrees  that  the  Obligations  may  at  any  time  and  from  time  to  time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

(e)  No payment or payments made by any Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Lender from any Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the
Obligations  shall  be  deemed  to  modify,  reduce,  release  or  otherwise  affect  the  liability  of  the
Guarantor  hereunder  which  shall,  notwithstanding  any  such  payment  or  payments  other  than payments made by the Guarantor in respect of the Obligations or payments received or collected from  the  Guarantor  in  respect  of  the  Obligations,  remain  liable  for  the  Obligations  up  to  the maximum  liability  of  the  Guarantor  hereunder  until  the  Obligations  are  paid  in  full  and  the
Commitments are terminated.

(f) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any  payment  to  the  Lender  on  account  of  its  liability  hereunder,  it  will  notify  the  Lender  in writing that such payment is made under this Guarantee for such purpose.

3. Right of Set-off.  The Guarantor hereby irrevocably authorizes the Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time  or  demand,  provisional  or  final),  in  any  currency,  and  any  other  credits,  indebtedness  or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of the
Guarantor, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Lender hereunder and claims of every nature  and  description  of  the  Lender  against  the  Guarantor,  in  any  currency,  whether  arising hereunder,  under  the  Credit  Agreement,  the  Note,  any  Loan  Documents  or  otherwise,  as  the
       Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Lender shall notify the Guarantor promptly of any such set-off and the application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.
       The  rights  of  the  Lender  a  under  this  Section  are  in  addition  to  other  rights  and  remedies
       (including, without limitation, other rights of set-off) which the Lender may have.

4. No  Subrogation.  Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall  not  be  entitled  to  be  subrogated  to  any  of  the  rights  of  the  Lender  against  the  Affiliate
 Borrowers or any other guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Affiliate Borrowers or any other guarantor in respect of  payments  made  by  the  Guarantor  hereunder,  until  all  amounts  owing  to  the  Lender  by  the
Affiliate  Borrowers  on  account  of  the  Obligations  are  paid  in  full  and  the  Commitments  are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by  the  Guarantor  (duly  indorsed  by  the  Guarantor  to  the  Lender,  if  required),  to  be  applied against  the  Obligations,  whether  matured  or  unmatured,  in  such  order  as  the  Lender  may determine.

5. Amendments, etc. with respect to the Obligations; Waiver of Rights.  The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof,  or  any collateral  security  or  guarantee  therefor  or  right  of  offset  with  respect  thereto, may,  from  time to  time,  in  whole  or  in  part,  be  renewed,  extended,  amended,  modified, accelerated,  compromised, waived,  surrendered  or  released  by  the  Lender,  and  the  Credit Agreement,  the  Note  and  the
other  Loan  Documents  and  any  other  documents  executed  and delivered  in  connection therewith  may  be  amended,  modified,  supplemented  or  terminated,  in whole  or  in  part,  as the  Lender  may  deem  advisable  from  time  to  time,  and  any  collateral security,  guarantee  or right  of  offset  at  any  time  held  by  the  Lender  for  the  payment  of  the Obligations may be sold, exchanged, waived, surrendered or released.  The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security forthe Obligations or for this
Guarantee or any property subject thereto.  When making any demand hereunder against the
Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the
Affiliate Borrowers or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Affiliate Borrowers or any such other guarantor or any release of an Affiliate Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor.  For the  purposes  hereof  “demand”  shall  include  the  commencement  and  continuance  of  any legal proceedings.

6. Guarantee  Absolute  and  Unconditional.  The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any  of  them,  shall  conclusively  be  deemed  to  have  been  created,  contracted  or  incurred,  or renewed,  extended,  amended  or  waived,  in  reliance  upon  this  Guarantee;  and  all  dealings between  the  Affiliate  Borrowers  and  the  Guarantor,  on  the  one  hand,  and  the  Lender  and  the Affiliate Borrowers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee.  The Guarantor waives diligence, presentment, protest,  demand  for  payment  and  notice  of  default  or  nonpayment  to  or  upon  the  Affiliate
Borrowers  or  the  Guarantor  with  respect  to  the  Obligations.  The  Guarantor  understands  and agrees  that  this  Guarantee  shall  be  construed  as  a  continuing,  absolute  and  unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time  held  by  the  Lender,  (b)  any  defense,  set-off  or  counterclaim  (other  than  a  defense  of payment of performance) which may at any time be available to or be asserted by the Affiliate Borrowers against the Lender, or (c) any other circumstance whatsoever (with or without notice to  or  knowledge  of  any  Affiliate  Borrower  or  the  Guarantor)  which  constitutes,  or  might  be construed  to  constitute,  an  equitable  or  legal  discharge  of  any  Affiliate  Borrower  for  the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance.
When  pursuing  its  rights  and  remedies  hereunder  against  the  Guarantor,  the  Lender  may,  but shall  be  under  no  obligation  to,  pursue  such  rights  and  remedies  as  it  may  have  against  any
Affiliate  Borrower  or  any  other  Person  or  against  any  collateral  security  or  guarantee  for  the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from any Affiliate Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Affiliate Borrower or any such other Person or any such collateral  security,  guarantee  or  right  of  offset, shall  not  relieve  the  Guarantor  of  any  liability hereunder,  and  shall  not  impair  or  affect  the  rights  and  remedies,  whether  express,  implied  or available as a matter of law, of the Lender against the Guarantor.  This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to be benefit of the Lender, and its  respective  successors,  indorsees,  transferees  and  assigns,  until  all  the  Obligations  and  the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and  the  Commitments  shall  be  terminated,  notwithstanding  that  from  time  to  time  during  the term of the Credit Agreement the Affiliate Borrowers, individually or collectively, may be free from any Obligations.

7. Reinstatement.  This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must  otherwise  be  restored  or  returned  by  the  Lender  upon  the  insolvency,  bankruptcy, dissolution, liquidation or reorganization of any Affiliate Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer  for,  any  Affiliate  Borrower  or  the  Guarantor  or  any  substantial  part  of  its  property, or otherwise, all as though such payments had not been made.

8. Not  Affected  by  Bankruptcy. Notwithstanding  any  modification,  discharge  or extension of the Obligations or any amendment, modification, stay or cure of the Lender's rights which may occur in any bankruptcy or reorganization case or proceeding against any Affiliate Borrower, whether permanent or temporary, and whether or not assented to by the Lender, the
Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Obligations and  discharge  their  other  obligations  in  accordance  with  the  terms  of  the  Obligations  and  the terms  of  this  Guarantee.  The  Guarantor  understands  and  acknowledges  that,  by  virtue  of  this
 Guarantee, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding  with  respect  to  any  or  all  Affiliate  Borrowers. Without  in  any  way  limiting  the generality of the foregoing, any subsequent modification of the Obligations in any reorganization case concerning any Affiliate Borrower shall not affect the obligation of the Guarantor to pay and perform the Obligations in accordance with the original terms thereof.

9. Payments.  The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender specified in
Section 9.02 of the Credit Agreement.

10. Notices. All notices, requests and demands to or upon the Lender, or the Guarantor to be  effective  shall  be  in  writing  (or  by  telex,  fax  or  similar  electronic  transfer  confirmed  in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2)
if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

(a)  if  to  the  Lender,  at  its  address  or  transmission  number  for  notices  provided  in
Section 12.01 of the Credit Agreement; and

(b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

      The Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

11. Severability.  Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Integration.  This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

13. Amendments in Writing; No Waiver; Cumulative Remedies.

(a)  None  of  the  terms  or  provisions  of  this  Guarantee  may  be  waived,  amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

(b) The Lender shall not by any act (except by a written instrument pursuant to Section
18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof.
No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

14. Section  Headings.  The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

15. Successors  and  Assigns.  This  Guarantee  shall  be  binding  upon  the  successors  and assigns  of  the  Guarantor  and  shall  inure  to  the  benefit  of  the  Lender  and  its  successors and assigns.

16. GOVERNING  LAW. THIS  GUARANTEE  SHALL  BE  GOVERNED  BY,  AND
 CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE
OF NEW YORK.

17. Submission  To  Jurisdiction;  Waivers. The  Guarantor  hereby  irrevocably  and unconditionally:

(a)  submits  for  itself  and  its  property in  any  legal  action or  proceeding relating to this
Guarantee  and  the  other  Loan  Documents  to  which  it  is  a  party,  or  for  recognition  and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the  United States  of  America  for  the  Southern
District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage  prepaid,  to  the  Guarantor  at  its  address  set  forth  under  its  signature  below  or  at  such other address of which the Lender shall have been notified pursuant hereto;

(d) agrees  that  nothing  herein  shall  affect  the  right  to  effect  service  of  process  in  any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

18. Acknowledgments. The Guarantor hereby acknowledges that:

(a)  it  has  been  advised  by  counsel  in  the  negotiation,  execution  and  delivery  of  this
Guarantee and the other Loan Documents to which it is a party;

(b) The Lender has no fiduciary relationship with nor duty to the Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents to which it is a party, and  the  relationship  between  the  Guarantor  and  the  Affiliate  Borrowers  on  the  one  hand,  and Guarantor and Lender , on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantor, the Affiliate Borrowers and the Lender.

19. WAIVER  OF  JURY  TRIAL. EACH  GUARANTOR  HEREBY  IRREVOCABLY
AND  UNCONDITIONALLY  WAIVES  TRIAL  BY  JURY  IN  ANY  LEGAL  ACTION  OR
 PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT
AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Page Follows]

B-1

        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

U-HAUL INTERNATIONAL, INC.

By:__________________
  Name:
  Title:

Address for Notices:

2727 North Central Avenue
Phoenix, Arizona 85004
Tel: (775) 688-6300
Fax: (775) 688-6338

Date: November __, 2005

ACCEPTED AND AGREED:

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By: __________________
   Name:
   Title:

EXHIBIT C

FORM OF BORROWING REQUEST

_____________, 20__

Merrill Lynch Bank Commercial Finance Corp.
4 World Financial Center, 10th Floor
New York, New York  10080
Attention: [________]

Re: $100,000,000 Credit Agreement

Ladies and Gentlemen:

The undersigned are Responsible Officers of U-Haul Leasing & Sales Co., U-Haul Co. of
Arizona and U-Haul International, Inc. (collectively, the “Borrowers”), and are authorized to execute and deliver this Borrowing Request on behalf of the Borrowers pursuant to the Amended and Restated Credit Agreement, dated as of March 12, 2007 (as amended, supplemented or modified from time to time, the “Agreement”), among the Borrowers, U-Haul International, Inc., as Servicer/Manager and Guarantor, and Merrill Lynch Commercial Finance Corp. Capitalized
terms not otherwise defined herein have the meanings ascribed thereto in the Agreement. The
Borrowers hereby request that a Loan be made under the Agreement on __________, 20__ in the amount of $__________. In connection with the foregoing, the undersigned hereby certifies, on behalf of the Borrowers, as follows:

(i) Each of the representations and warranties contained in Article Six of the Agreement is true and correct in all respects on and as of the date hereof as though made as of the date hereof and on the date of the Loan requested hereby, immediately after giving effect to the such Loan.

(ii) No Default or Event of Default has occurred and is occurring. No
Default, Event of Default or Borrowing Base Deficiency will exist as a result of making the requested Loan.

(iii) Attached hereto as Schedule I is a copy of the Borrowing Base
Certificate calculated as of ______, 20__, together with an accompanying Vehicle
Schedule.

(iv) Attached hereto as Schedule II is the confirmation of receipt of the
Custodian required pursuant to Section 4.02(b) of the Agreement, if applicable.

(v) No Material Adverse Change has occurred since June 28, 2005.

C-1

The information supplied in the Schedules hereto is accurate as of the dates specified therein.

U-HAUL LEASING & SALES CO.

By: __________________
   Name:
   Title:

U-HAUL CO. OF ARIZONA

By: __________________
   Name:
   Title:

U-HAUL INTERNATIONAL, INC.

By: __________________
   Name:
   Title:

EXHIBIT D

[FORM OF BORROWING BASE CERTIFICATE]

D-1

Monthly Analysis

Aged Truck Revolving Facility

Borrowing Base Analysis

Date: 3/12/2007

Borrowing Base Calculation

        Age        Model Type         Model Year        Assigned Value    # of Units          Market Value        Advance Rate        Borrowing Base

14 years	DC	1993	$2,500	1,121	$2,802,500	65%	$1,821,625
13 years	DC	1994	$3,500	4,144	$14,504,000	65%	$9,427,600
12 years	DC	1995	$4,500	1,709	$7,690,500	65%	$4,998,825
11 years	DC	1996	$5,000	3,644	$18,220,000	65%	$11,843,000
10 years	DC	1997	$5,500	3,511	$19,310,500	65%	$12,551,825
9 years	DC	1998	$6,000	1,802	$10,812,000	65%	$7,027,800
8 years	DC	1999	$6,500	2,879	$18,713,500	65%	$12,163,775
13 years	EL	1994	$4,500	3,446	$15,507,000	65%	$10,079,550
10 years	EL	1997	$5,500	1,397	$7,683,500	65%	$4,994,275
9 years	EL	1998	$6,500	3,858	$25,077,000	65%	$16,300,050
7 years	EL	2000	$9,000	551	$4,959,000	65%	$3,223,350
14 years	GH	1993	$3,500	2,065	$7,227,500	65%	$4,697,875
13 years	GH	1994	$4,500	252	$1,134,000	65%	$737,100
12 years	GH	1995	$5,500	1,172	$6,446,000	65%	$4,189,900
8 years	GH	1999	$8,500	239	$2,031,500	65%	$1,320,475
7 years	GH	2000	$9,500	226	$2,147,000	65%	$1,395,550
7 years	JH	2000	$10,750	182	$1,956,500	65%	$1,271,725
				32,198	$166,222,000		$108,044,300

EXHIBIT E

[FORM OF MONTHLY SETTLEMENT REPORT]

E-1

[ML to provide revised form of report]

E-2

EXHIBIT F

FORM OF NOTE

NOTE

$100,000,000.00                                             March 12, 2007

FOR VALUE RECEIVED, U-Haul Leasing & Sales Co., a Nevada corporation, U-Haul
Co.  of  Arizona,  an  Arizona  corporation  an  U-Haul  International,  Inc.,  a  Nevada  Corporation
(collectively, the “Borrowers”), jointly and severally, hereby unconditionally promise to pay to
Merrill Lynch Commercial Finance Corp., a Delaware corporation (the “Lender”), by wire transfer  to  such  location  or  account  in  the  United  States  as  the  Lender  shall  specify  to  the
Borrower from time to time, in Federal or other immediately available funds in lawful money of the  United  States  the  principal  amount  of  ONE HUNDRED  MILLION  DOLLARS
($100,000,000.00)  or,  if less,  the  aggregate  unpaid  principal  amount  of  all  Loans  made  to  the Borrower pursuant to the Agreement (as defined herein) in installments in such amounts and on such dates as are determined pursuant to the Agreement.

The  Borrowers,  jointly  and  severally,  promise  to  pay  interest  on  the  unpaid  principal amount of all Loans made by the Lender hereunder and under the Agreement from time to time from the date each such Loan is made until payment in full thereof, in like money at the rates and on the dates set forth in the Agreement.

To the extent not due prior to such time, the entire unpaid principal balance of this Note, together with accrued unpaid interest, shall be due and payable upon the occurrence of an Event of Default.

The Lender shall (i) record on its books the date and amount of each Loan made by the
Lender to the Borrower hereunder and (ii) prior to any transfer of this Note (or, at the discretion of the Lender, at any other time), endorse such information on the schedule attached hereto or any continuation thereof.  The failure of the Lender to make any such recordation shall not affect the obligations of the Borrowers under this Note or the Agreement.

This Note may be assigned or participated only in accordance with Section 12.04(b) of the  Agreement. Any  purported  assignment  or  participation  of  this  Note  in  violation  of  such
Section shall be null and void ab initio.

This Note is the Note referred to in and is entitled to the benefits and subject to the terms of,  the  Amended  and  Restated  Credit  Agreement,  dated  as  of  March  12,  2007  (as  amended, supplemented or modified from time to time, the “Agreement”), among the Borrowers, U-Haul
International,  Inc.,  as  Servicer/Manager  and  Guarantor,  and  the  Lender. The  Agreement
contains,  among  other  things,  provisions  for  acceleration  of  the  maturity  hereof  upon  the occurrence of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

Except  as  otherwise  specified  in  the  Agreement,  presentment,  demand,  protest  and  all other notices of any kind are hereby expressly waived by the Borrowers.

Capitalized  terms  used  herein  that  are  not  otherwise  defined  shall  have  the  meanings ascribed thereto in the Agreement.

THIS  NOTE  SHALL  BE  CONSTRUED  IN  ACCORDANCE  WITH,  AND  BE GOVERNED
BY, THE LAWS OF THE STATE OF NEW YORK.

U-HAUL LEASING & SALES CO.,
as a Borrower

By:  __________________
    Name:
    Title:

U-HAUL CO. OF ARIZONA,
as a Borrower

By:  __________________
    Name:
    Title:

U-HAUL INTERNATIONAL, INC.
as a Borrower

By:  __________________
    Name:
    Title:

SCHEDULE TO NOTE

Date of Loan                  Amount of Loan        Date of Payment/Prepayment    Amout of Payment/Prepayment      Initialed by

__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________
__________________    __________________    __________________               __________________            __________________

EXHIBIT G

MARKET VALUE

A. With respect to any Vehicle that has a Truck Age of greater than five (5) years, its
“Market Value” shall be as follows:

Truck Age	Model Type
(in years)	EL	DC	GH	JH
5.5	$12,400			$14,000
6.0	$10,950			$13,000
6.5	$9,500	$7,000	$10,000	$12,000
7.0	$9,000	$7,000	$9,500	$10,750
7.5	$8,500	$7,000	$9,000	$9,500
8.0	$7,750	$6,500	$8,500	$8,750
8.5	$7,000	$6,000	$8,000	$8,000
9.0	$6,500	$6,000	$7,500	$7,500
9.5	$6,000	$6,000	$7,000	$7,000
10.0	$5,500	$5,500	$7,000	$7,000
10.5	$5,000	$5,000	$7,000
11.0	$5,000	$5,000	$6,500
11.5	$5,000	$5,000	$6,000
12.0	$5,000	$4,500	$5,500
12.5	$5,000	$4,000	$5,000
13.0	$4,500	$3,500	$4,500
13.5	$4,000	$3,000	$4,000
14.0	$3,500	$2,500	$3,500
14.5	$3,000	$2,000	$3,000
15.0	$2,500	$2,000	$2,500
15.5	$2,000	$2,000	$2,000
16.0	$2,000	$2,000	$2,000
16.5		$2,000	$2,000

        B. With respect to any Vehicle that has a Truck Age of five (5) years or less, its “Market
Value” shall be the Black Book value of such vehicle as printed in the most recent
January or July Black Book, or such other value to which the Lender and the Borrowers may mutually agree.

G-1

EXHIBIT H

[RESERVED]

H-1

EXHIBIT I

[Reserved]

I-1

EXHIBIT J

[Reserved]

J-1

EXHIBIT K

WIRE INSTRUCTIONS

To Lender:

Account No. A/C 62030
Bank: MLBUSA
Address: 4 World Financial Center
New York, New York 10080
ABA No.: 124-084-669
Reference: 020-000-1133 CFCGABF
Re: CoPer Id#: 63931

To Borrowers:

JP Morgan Chase
Phoenix, AZ
ABA# 1221 0002 4
For benefit of: U-Haul
Account # 42 4903

K-2

ANNEX I

ELIGIBLE VEHICLE COLLATERAL

As of any date of determination, a Vehicle constitutes Eligible Vehicle Collateral if such Vehicle meets all of the requirements set forth below:

            (i) such Vehicle is a motor vehicle comprising part of Borrower’s “U-Move” fleet;

(ii) such Vehicle is in good working condition and the Servicer/Manager has performed all maintenance on such Collateral in accordance with industry standards;

(iii) when  such  Vehicle  is  pooled  with  all  other  Vehicles,  the  average  Truck
Age of all Vehicles is not greater than 12 years;

(iv) the Truck Age of such Vehicle is not greater than 14 years old;

(v) such Vehicle is, when not rented by a consumer in the ordinary course of
Borrower’s business, located at U-Move rental locations in the United States;

(vi) the  Lender  has  a  legal,  valid  and  enforceable  security  interest  in  such
Vehicle  and the  interest  of  the  Lender  in  the  Collateral is perfected under the applicable state motor  vehicle  law,  prior  to  and  enforceable  against  all  creditors  of  and  purchasers  from  the
Borrowers  and  all  other  Persons  whatsoever  (other  than  the  Lender  and  its  successors  and assigns); provided that for a period of 120 days after the date on which such Vehicle is pledged to the Lender under the Security Agreement, a Vehicle shall be deemed to satisfy this clause (vi), notwithstanding that the Lien of the Lender is not noted on the related Certificate of Title; and

(vii) within 120 days of the date on which a Vehicle is pledged to the Lender pursuant  to  the  Security  Agreement  (A)  the  Certificate  of  Title  for  such  Vehicle  shall  be amended or  reissued to  note the Lien of “MERRILL LYNCH COMMERCIAL  FINANCE
 CORP.” in the manner prescribed in the applicable jurisdiction, (B) if necessary to perfect in any jurisdiction, the lien of the Lender shall be identified on a notice of lien or other filing made in the appropriate state motor vehicle filing office, and (C) all applicable fees in connection with the activities described in the foregoing clauses (A) and (B) shall be paid in full; provided, that notwithstanding  clause  (A),  with  respect  to  those  jurisdictions  that  have  a  twenty-five  (25)
 character limitation when noting the names of lien holders, such Certificates of Title shall note a
Lien in favor of “MERRILL LYNCH COM FIN CRP” or such other formulation acceptable to the Lender.

Capitalized  terms  used  herein  that  are  not  otherwise  defined  shall  have  the meanings ascribed thereto in the Agreement to which this Annex I is attached.

Annex I-1